UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21761

Keeley Funds, Inc.

(Exact name of registrant as specified in charter)

111 West Jackson Boulevard

Suite 810

Chicago, IL 60604

(Address of principal executive offices) (Zip code)

Vadim Avdeychik

Paul Hastings LLP

200 Park Ave.

New York, NY 10166

(Name and address of agent for service)

312-786-5000

Registrant’s telephone number, including area code

Date of fiscal year end: September 30, 2017

Date of reporting period: September 30, 2017

Item 1. Reports to Stockholders.

KEELEY
Funds

The Disciplined
Discovery of Value®

Annual Report

September 30, 2017

KEELEY Small Cap Value Fund

Class (A) Shares: KSCVX
Class (I) Shares: KSCIX

KEELEY Small Cap Dividend Value Fund

Class (A) Shares: KSDVX
Class (I) Shares: KSDIX

KEELEY Small-Mid Cap Value Fund

Class (A) Shares: KSMVX
Class (I) Shares: KSMIX

KEELEY Mid Cap Dividend Value Fund

Class (A) Shares: KMDVX
Class (I) Shares: KMDIX

KEELEY All Cap Value Fund

Class (A) Shares: KACVX
Class (I) Shares: KACIX

www.KeeleyFunds.com

CONTENTS

KEELEY Funds, Inc.

KEELEY Small Cap Value Fund

KEELEY Small Cap Dividend Value Fund

KEELEY Small-Mid Cap Value Fund

KEELEY Mid Cap Dividend Value Fund

KEELEY All Cap Value Fund

MANAGER COMMENTARY

KEELEY Small Cap Value Fund (KSCVX - KSCIX)

Dear Fellow Shareholder,

For the quarter ended September 30, 2017, the Keeley Small Cap Value Fund’s net asset value (“NAV”) per Class A share increased 4.17% versus 5.11% for the Russell 2000 Value Index. Over the fiscal year ended September 30, 2017, the Fund appreciated 12.65% versus an increase of 20.55% for the Russell 2000 Value Index.

The global economy continues to demonstrate its first synchronized economic expansion in many years, supported by stabilizing commodity prices and steadily climbing industrial output. Steadily improving over the past few quarters, GDP grew at an annualized rate of 3.1% in the second quarter of 2017, the strongest result in over two years. This GDP growth is being propelled by the consumer, with little assistance from corporate spending as business leaders patiently wait for clarity on the structure and timing of President Trump’s promised policy changes.

Despite the economy showing sequentially improving ISM (“Institute for Supply Management”) and employment data, the market appeared concerned that the “party was over” as comments from global central banks regarding the end of global quantitative easing dominated headlines in July. Whether it was the Federal Reserve (the “Fed”) looking to initiate a runoff of its balance sheet, the Bank of England hinting at rate increases, or the European Central Bank suggesting it was nearing the end of its bond buying, investors grappled with the scenario of an end to “peak” quantitative easing. As if to telegraph proper expectations, the Fed has regularly conveyed its intent for “measured” rate increases, tempered according to future data or persistent low inflation. Yet, fears of higher rates and the related potential slowing of the U.S. economy drove investors to seek less risky investments, as evidenced by a decline in the yield on the 10-year Treasury from 2.6% in December 2016 to 2.13% by the end of August 2017. As in the second quarter of 2017, these concerns similarly rewarded larger cap growth stocks with outperformance versus small cap value. Altogether though, we do not see this scenario as destabilizing, but rather supportive and indicative of a healthy, growing economy that will ultimately benefit the Fund and its holdings.

Ironically, it took the unfortunate force of a string of destructive hurricanes to give Washington a wake-up call that collaboration was necessary to move forward. Unexpected to Republican leadership, President Trump cut a deal with Democrats to extend the debt ceiling, avoiding any government shutdown and any risk in the government’s ability to fund disaster relief. It was a clear signal of willingness to ensure that government action does not derail economic expansion. Add to this the urgency from Washington to get a tax reform package passed before year end, and the market re-embraced the Trump reflation trade. A reversal of the prior two months ensued with small cap value stocks, as companies with the most exposure to a rebounding US economy and those with the highest corporate tax rates, outperformed larger cap, growth companies.

Capping the quarter, September’s reading for the ISM manufacturing index topped a thirteen year high with the rise in the new orders index being consistent with strong corporate earnings and capital spending. These events sketched the picture of a resilient economy in the face of hurricane disruption, spurring the markets steadily higher.

For this annual period, the Fund had a difficult time keeping up with its benchmark index particularly during the “reflation trade” periods of the fourth quarter of 2016 and the third quarter of 2017. Over half of the underperformance was due to our underweight in Financials. Prior to the Presidential election, we were not finding much change within Financials given the sector’s restructuring occurred post the economic crisis in 2008 and 2009. The prospects of higher rates, less regulation and lower corporate taxes under President Trump led Financials to be the second best performing sector within the Russell 2000 Value during this fiscal period. As these policy changes have taken longer to enact, we have increased our weighting to this group on stock price pullbacks. We continue to maintain our positive view towards the Fund’s regional bank holdings in anticipation of continued Fed-driven net interest margin (NIM) expansion and earnings sensitivity to potential corporate tax rate reductions. It is our expectation that the recent positive September 2017 results of these holdings will continue moving forward.

Stock selection earlier in the year impacted our two overweight sectors, Consumer Discretionary and Industrials. Poor execution at Time, Inc. (TIME), Houghton Mifflin (HMHC) and Vista Outdoor (VSTO) led to CEO departures. We have since exited Time and Houghton believing the turnarounds will take longer than originally anticipated. More recently, Consumer Discretionary and Industrials, posted very strong relative contribution. Three of our holdings in these sectors are beneficiaries of the unfortunate damage from Hurricanes Harvey and Irma. Visteon (VC) and Penske Auto (PAG) rebounded as auto build rates were stronger than expected, and we expect them to remain strong with a replacement cycle for vehicles damaged in the recent storms. Also storm-related, Generac (GNRC), a maker of backup generators, is expected to see increased demand and inventory restocking in future quarters.

As we have discussed in prior commentaries, we have begun to see a more rational investing environment that typically rewards our restructuring driven style. This was evident in strong performance from several holdings undergoing business transformations such as Vail Resorts (MTN), KBR, Inc. (KBR) and Welbilt (WBT). From its origins as a Rocky Mountain ski resort company, Vail Resorts has amassed the premiere collection of ski resort properties worldwide which recently included the acquisitions of Whistler in Vancouver as well as Stowe in Vermont. KBR continues to morph into a government services company from its engineering and construction roots under new CEO, Stuart Bradie, while WelBilt transforms itself into a more efficient operator post its spin-off from Manitowoc Crane.

Conclusion

We remain optimistic that the Fund is positioned for attractive risk-adjusted returns across a complete market cycle and that active management remains the best situated vehicle to capitalize upon market dislocations in the small cap value space. We believe that our approach of identifying restructuring driven change with mismatched expectations to rectify intrinsic value discounts has historically served long-term investors well. We appreciate the confidence and trust you have placed in us and thank you for investing along with us in the Keeley Small Cap Value Fund.

Sincerely,

Kevin M. Chin Chief Investment Officer, Portfolio Manager	Brian R. Keeley Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 9/30/2017

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Small Cap Value Fund - Class A, Russell 2000® Value Index ** and Russell 2000® Index ***

(Unaudited)

Average annual total returns ****

For the periods ended September 30, 2017

	1-Year	5-Years	10-Years	Since Commencement of Operations (1)
Keeley Small Cap Value Fund
Class A	12.65%	9.24%	4.07%	10.90%
Class A (includes max 4 1/2% front-end load)	7.58%	8.24%	3.59%	10.69%
Class I	12.95%	9.52%	N/A	4.82%
Russell 2000® Value Index	20.55%	13.27%	7.14%	10.25%	(2)
Russell 2000® Index	20.74%	13.79%	7.85%	9.14%	(2)

(1)	Inception date is October 1, 1993 for Class A Shares and December 31, 2007 for Class I Shares.
(2)	The Since Commencement of Operations returns shown are from the commencement date of Keeley Small Cap Value Fund - Class A. The returns for the Russell 2000® Value Index and Russell 2000® Index since the commencement date of the Keeley Small Cap Value Fund - Class I are 8.17% and 8.58%, respectively.
*	Excludes short-term investments.
**	The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. These figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.
***	The Russell 2000® Index is comprised of the smallest 2,000 companies in the Russell 3000® Index. The Russell 3000® Index is comprised of the 3,000 largest U.S. companies based on market capitalization. The Russell 2000® Index is unmanaged and returns include reinvested dividends. These index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.
****	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns shown reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

MANAGER COMMENTARY

KEELEY Small Cap Dividend Value Fund (KSDVX - KSDIX)

Dear Fellow Shareholder,

For the quarter ended September 30, 2017, the Keeley Small Cap Dividend Value Fund’s net asset value (“NAV”) per Class A share increased 4.34% versus 5.11% for the Russell 2000 Value Index. Over the fiscal year ended September 30, 2017, the Fund appreciated 19.30% versus an increase of 20.55% for the Russell 2000 Value Index.

It has been a very interesting year.

Starting with the surprise election of Donald Trump to the Presidency last November, the stock market alternated between enthusiasm for the fiscal and regulatory changes he promised as a candidate and concern about his ability to deliver on those promises. The fiscal year began with a bang as the market moved higher in the fourth quarter of 2016. And it was not just stocks. Both the dollar index and Treasury yields also jumped in the fourth quarter. Because smaller companies tend to be more domestic and value stocks are often in industries that are more likely to benefit from a reduced regulatory burden, they led the way by a wide margin.

As the new administration came into office, it seemed to require more time to acclimate and organize. This was evidenced by the seemingly elongated period for the Trump administration to fill key vacancies. In addition, there seemed to be more departures than with previous administrations. The President’s relationship with Congress, including those in his own party, appeared more contentious as well. This friction led to the failure of the Administration’s first major policy initiative; the repeal of the Affordable Care Act. As these events unfolded, 10-year Treasury yield retraced much of its fourth quarter 2016 increase as did the dollar index. The stock market bifurcated, with large-cap and growth-oriented stocks trending higher, while small-cap and value-oriented stocks stagnated. The result was that large cap and growth stocks built a significant lead on small-cap and value stocks in the first half of 2017.

As we came toward the end of September 2017 and since then, Washington looks like it may be developing some policy momentum. Ironically, it took the unfortunate force of a string of destructive hurricanes to give Washington a wake-up call that collaboration was necessary to effectively move forward. Unexpected to Republican leadership, President Trump cut a deal with Democrats to extend the debt ceiling, preventing any government shutdown and any risk to the government’s ability to fund disaster relief. It was a clear signal of willingness to ensure that government action does not derail economic expansion. Add to this, the urgency from Washington to get a tax reform package passed before year-end, and the market has recently re-embraced the Trump reflation trade.

Throughout it all, the synchronized global expansion that started earlier this year, seems to be rolling along. It may even be accelerating in the United States. Third quarter GDP of 3.0% nearly matched the second quarter’s 3.1%. What is interesting is that this was the first time in more than two years that the economy grew at a 3% pace for consecutive quarters. One sees similar trends elsewhere in the World with a pick-up in growth in the Eurozone, Japan, Canada, Brazil, and elsewhere. In the United States, the consumer continues to set the pace, with little assistance from corporate spending as business leaders patiently wait for clarity on the structure and timing of President Trump’s promised policy changes.

For the fiscal year, the Fund slightly lagged the Russell 2000 Value index; 19.30% versus 20.55%. When we disaggregate performance into the impact from sector allocation and security selection decisions, we find that allocation was the primary driver of underperformance, with the Fund’s average cash position of approximately 4% presenting a headwind. While hardly excessive and certainly not a “bet” on a falling market, the significant absolute positive performance of the market in 2017 caused even the Fund’s less than 5% cash position to create performance drag. Aside from that, the impact from allocation decisions did not have a significant impact on the Fund’s performance. These outcomes are in line with our expectations. We generally maintain a portfolio with few large sector overweight or underweight positions.

Rather than looking to sector allocation to drive performance, we believe a focus on stock selection will lead to more consistent relative outperformance. In the latest fiscal year, stock selection within sectors impacted relative performance, with a wide variation between sectors. We found the most success in the Consumer Discretionary, Consumer Staples, and Real Estate sectors. We did not do as well in the Health Care, Industrials, and Information Technology sectors.

Not surprisingly, the sectors that contributed the most to the Fund’s relative performance had the stocks that performed very well. For example, the two largest contributors to Fund performance were Consumer Discretionary stocks. Winnebago (WGO) led the way with several drivers benefiting the stock. First, a relatively new management team streamlined several aspects of the company to improve returns across the recreational vehicle (RV) cycle. Second, the RV industry continues to benefit from a good economy, strong consumer confidence, and relatively low fuel prices. Finally, while we have mixed feelings about mergers, Winnebago made a very good one last year. The acquisition of Grand Design significantly shifted Winnebago’s business toward a faster growth, higher margin mix. Marriott Vacations Worldwide (VAC) was not too far behind. The company is one of the leading developers of timeshare resorts. In the first three quarters of 2016, VAC produced lackluster earnings results as the cost of developing new resorts and expanding its sales footprint weighed on earnings. However, these investments started to pay off late last year and have driven strong earnings growth in 2017. The stock has responded accordingly.

In the Consumer Staples and Real Estate sectors, both of which lagged the overall Russell 2000 Value Index, the Fund owned stocks that appreciated in line with the market or better. In Consumer Staples, the Fund owned one stock, Sanderson Farms (SAFM). Rising chicken prices and falling grain prices drove wider profits at Sanderson, and the stock appreciated along with improved earnings expectations and results. The sector on the other hand, was only up 1%. Similarly, the Real Estate sector also lagged the Russell 2000 Value index badly, but we were able to find some differentiated companies that produced good results. Ten REITs owned by the Fund were up more than 10% (and four were up more than 30%), whereas the sector was only up 7%.

The sectors where the Fund saw the worst relative performance share a common characteristic: they outperformed the benchmark. The Fund’s lagging performance within these sectors was a combination of a few disappointing stock picks and not owning some of the stronger performers, which in many cases do not pay dividends.

The Industrials sector was the strongest performing sector in the benchmark. Unfortunately, two of the Fund’s biggest detractors came from this sector: CECO Environmental (CECE) and AZZ, Inc. (AZZ). At CECO, bookings fell off in a couple of its segments which in turn led to lower earnings expectations. AZZ struggled within a couple of its segments and was hurt by deteriorating conditions in the nuclear industry early in the fiscal year and by hurricanes late in the fiscal year.

The relative underperformance in Health Care also arose from a couple underperformers and the strength in biotechnology stocks; none of which pay dividends. Aceto Corporation (ACET) was the Fund’s third worst performer as it did not manage the challenging price trends in the generic pharmaceutical industry effectively. It also struggled to get new products to market on schedule to offset price erosion within its product line. Finally, the disappointing results from Diebold Nixdorf (DBD) and Plantronics (PLT) offset strong performance elsewhere in the Technology sector.

As we look ahead, we continue to think that developments in Washington will have a disproportionate impact on stocks going forward. While the economy looks solid and a lower dollar is supportive for corporate earnings, we believe valuations look fair to elevated. If corporate tax rates decline to 20%, however, stocks appear undervalued. In addition, the Administration does appear to be seeking ways to reduce the regulatory burden many industries face. While the impact of these efforts will likely take longer to impact company earnings, we believe the impact will ultimately be positive.

Conclusion

We remain optimistic that the Fund is positioned for attractive risk-adjusted returns across a complete market cycle. Historically, we believe that dividend-paying stocks have demonstrated their true value as part of a portfolio in more difficult market periods. Although our long-term aim is to generate capital appreciation, we also strive to capture some of what we perceive to be enhanced down-side capture in challenging market environments. We appreciate the confidence and trust you have placed in us and thank you for investing along with us in the Keeley Small Cap Dividend Fund.

Sincerely,

Thomas E. Browne, Jr.	Brian P. Leonard
Lead Portfolio Manager	Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 9/30/2017

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Small Cap Dividend Value Fund - Class A and Russell 2000® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended September 30, 2017

	1-Year	3-Years	5-Years	Since Commencement of Operations (1)
Keeley Small Cap Dividend Value Fund
Class A	19.30%	10.47%	11.74%	13.57%
Class A (includes max 4 1/2% front-end load)	13.96%	8.79%	10.72%	12.91%
Class I	19.64%	10.75%	12.03%	13.85%
Russell 2000® Value Index	20.55%	12.12%	13.27%	13.30%

(1)	Inception date for both classes is December 1, 2009.
*	Excludes short-term investments.
**	The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower prices-to-book ratios and lower forecasted growth values. These figures do not reflect any deductions for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns shown reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

MANAGER COMMENTARY

KEELEY Small-Mid Cap Value Fund (KSMVX - KSMIX)

Dear Fellow Shareholder,

For the quarter ended September 30, 2017, the Keeley Small-Mid Cap Value Fund’s net asset value (“NAV”) per Class A share increased 5.74% versus 3.83% for the Russell 2500 Value Index. Over the fiscal year ended September 30, 2017, the Fund appreciated 20.15% versus an increase of 15.75% for the Russell 2500 Value Index.

The global economy continues to demonstrate its first synchronized economic expansion in many years, supported by stabilizing commodity prices and steadily climbing industrial output. Steadily improving over the past few quarters, GDP grew at an annualized rate of 3.1% in the second quarter, the strongest result in over two years. This GDP growth is being propelled by the consumer, with little assistance from corporate spending as business leaders patiently wait for clarity on the structure and timing of President Trump’s promised policy changes.

Despite the economy showing sequentially improving ISM (“Institute for Supply Management”) and employment data, the market appeared concerned that the “party was over” as comments from global central banks regarding the end of global quantitative easing dominated headlines in July. Whether it was the Federal Reserve (the “Fed”) looking to initiate a runoff of its balance sheet, the Bank of England hinting at rate increases, or the European Central Bank suggesting it was nearing the end of its bond buying, investors grappled with the scenario of an end to “peak” quantitative easing. As if to telegraph proper expectations, the Fed has regularly conveyed its intent for “measured” rate increases, tempered according to future data or persistent low inflation. Yet, fears of higher rates and the related potential slowing of the U.S. economy drove investors to seek less risky investments, as evidenced by a decline in the yield on the 10-year Treasury from 2.6% in December to 2.13% by the end of August. As in the second quarter of 2017, these concerns similarly rewarded larger cap growth stocks with outperformance versus small cap value. Altogether though, we do not see this scenario as destabilizing, but rather supportive and indicative of a healthy, growing economy that will ultimately benefit the Fund and its holdings.

Ironically, it took the unfortunate force of a string of destructive hurricanes to give Washington a wake-up call that collaboration was necessary to move forward. Unexpected to Republican leadership, President Trump cut a deal with Democrats to extend the debt ceiling, avoiding any government shutdown and any risk in the government’s ability to fund disaster relief. It was a clear signal of willingness to ensure that government action does not derail economic expansion. Add to this the urgency from Washington to get a tax reform package passed before year end, and the market re-embraced the Trump reflation trade. A reversal of the prior two months ensued with small cap value stocks, as companies with the most exposure to a rebounding US economy and those with the highest corporate tax rates, outperformed larger cap, growth companies.

Capping the quarter, September’s reading for the ISM manufacturing index topped a thirteen year high with the rise in the new orders index being consistent with strong corporate earnings and capital spending. These events sketched the picture of a resilient economy in the face of hurricane disruption, spurring the markets steadily higher.

The Fund outperformed during the fiscal year driven by strong stock selection as the market shifted to a more rational investing market, particularly in the upper end of the small-mid market cap spectrum. Our restructuring driven investment style was rewarded as four of the top five contributing companies were formed via spin-off transactions. In addition, the two sectors that provided the largest relative outperformance were Industrials and Consumer Discretionary, areas where the Fund has historically been overweight and has found the most restructuring ideas. Within Industrials, the inherent value of Orbital ATK (OA) was recognized as it agreed to be acquired by Northrop Grumman (NOC). OA was formed in early 2015 via the merger with Alliant Techsystems (ATK) and subsequent spin-off of ATK’s shooting and outdoor sports equipment division, Vista Outdoor (VSTO). Similarly, the 2008 spin-off of John Bean Technologies (JBT) from FMC Corp. (FMC) has resulted in a very focused company that is consolidating both the food processing and airport ground support markets, two end markets whose growth is being fueled by the rising global middle class. In Consumer Discretionary, top contributor Marriott Vacations (VAC) is experiencing accelerated earnings growth from its investment strategy implemented post its 2011 spin from Marriott Corp (MAR). The best performing stock for the Fund was NRG Energy (NRG), an independent electric power producer that was formed via a spin-off from Xcel Energy (XEL) in 2000 and subsequent bankruptcy filing in 2003. Having grown substantially through acquisitions, NRG became the target of activist investors. The stock rebounded strongly in the third quarter as the Board of Directors accepted a 3-Year Plan to simplify the business via non-core asset sales and to further reduce costs and debt.

The largest headwind for the Fund came from Technology. Although all our Technology holdings provided positive returns, it was within this sector where our restructuring driven investment themes lagged the highest growth names. Financials also impacted the Fund in the year, though stock selection helped to offset the detracting impact of the Fund’s underweight. Prior to the Presidential election, we were not finding much change within Financials given the sector’s restructuring occurred post the economic crisis of 2008 and 2009. The prospects of higher rates, less regulation and lower corporate taxes under President Trump has led Financials to be the best performing sector within the Russell 2500 Value. As these policy changes have taken longer to enact, we have increased our weighting to this group on stock price pullbacks. We continue to maintain our positive view towards the Fund’s regional bank holdings in anticipation of continued Fed-driven net interest margin (NIM) expansion and earnings sensitivity to potential corporate tax rate reductions. It is our expectation that the recent positive September 2017 results of these holdings will continue moving forward.

Conclusion

We remain optimistic that the Fund is positioned for attractive risk-adjusted returns across a complete market cycle and that active management remains the best situated vehicle to capitalize upon market dislocations in the small and mid-cap value space. We believe that our approach of identifying restructuring driven change with mismatched expectations to rectify intrinsic value discounts has historically served long-term investors well. We appreciate the confidence and trust you have placed in us and thank you for investing along with us in the Keeley Small-Mid Cap Value Fund.

Sincerely,

Kevin M. Chin Chief Investment Officer, Portfolio Manager	Brian R. Keeley Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 9/30/2017

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Small-Mid Cap Value Fund - Class A and Russell 2500® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended September 30, 2017

	1-Year	5-Years	10-Years	Since Commencement of Operations (1)
Keeley Small-Mid Cap Value Fund
Class A	20.15%	12.17%	7.01%	7.88%
Class A (includes max 4 1/2% front-end load)	14.71%	11.15%	6.52%	7.39%
Class I	20.38%	12.46%	7.27%	8.15%
Russell 2500® Value Index	15.75%	13.25%	7.59%	8.20%

(1)	Inception date for both classes is August 15, 2007.
*	Excludes short-term investments.
**	The Russell 2500® Value Index measures the performance of those Russell 2500® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value Indexes. These figures do not reflect any deductions for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns shown reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

(This page is intentionally left blank.)

MANAGER COMMENTARY

KEELEY Mid Cap Dividend Value Fund (KMDVX - KMDIX)

Dear Fellow Shareholder,

For the quarter ended September 30, 2017, the Keeley Mid Cap Dividend Value Fund’s net asset value (“NAV”) per Class A share increased 6.32% versus 2.14% for the Russell Midcap Value Index. Over the fiscal year ended September 30, 2017, the Fund appreciated 16.57% versus an increase of 13.37% for the Russell Midcap Value Index.

It has been a very interesting year.

Starting with the surprise election of Donald Trump to the Presidency last November, the stock market alternated between enthusiasm for the fiscal and regulatory changes he promised as a candidate and concern about his ability to deliver on those promises. The fiscal year began with a bang as the market moved higher in the fourth quarter of 2016. And it was not just stocks. Both the dollar index and Treasury yields also jumped in the fourth quarter. Because smaller companies tend to be more domestic and value stocks are often in industries that are more likely to benefit from a reduced regulatory burden, they led the way by a wide margin.

As the new administration came into office, it seemed to require more time to acclimate and organize. This was evidenced by the seemingly elongated period for the Trump administration to fill key vacancies. In addition, there seemed to be more departures than with previous administrations. The President’s relationship with Congress, including those in his own party, appeared more contentious as well. This friction led to the failure of the Administration’s first major policy initiative; the repeal of the Affordable Care Act. As these events unfolded, 10-year Treasury yield retraced much of its fourth quarter 2016 increase as did the dollar index. The stock market bifurcated, with large-cap and growth-oriented stocks trending higher, while small-cap and value-oriented stocks stagnated. The result was that large cap and growth stocks built a significant lead on small-cap and value stocks in the first half of 2017.

As we came toward the end of September 2017 and since then, Washington looks like it may be developing some policy momentum. Ironically, it took the unfortunate force of a string of destructive hurricanes to give Washington a wake-up call that collaboration was necessary to effectively move forward. Unexpected to Republican leadership, President Trump cut a deal with Democrats to extend the debt ceiling, preventing any government shutdown and any risk to the government’s ability to fund disaster relief. It was a clear signal of willingness to ensure that government action does not derail economic expansion. Add to this, the urgency from Washington to get a tax reform package passed before year-end, and the market has recently re-embraced the Trump reflation trade.

Throughout it all, the synchronized global expansion that started earlier this year, seems to be rolling along. It may even be accelerating in the United States. Third quarter GDP of 3.0% nearly matched the second quarter’s 3.1%. What is interesting is that this was the first time in more than two years that the economy grew at a 3% pace for consecutive quarters. One sees similar trends elsewhere in the World with a pick-up in growth in the Eurozone, Japan, Canada, Brazil, and elsewhere. In the United States, the consumer continues to set the pace, with little assistance from corporate spending as business leaders patiently wait for clarity on the structure and timing of President Trump’s promised policy changes.

For the fiscal year, the Fund significantly outperformed the Russell Midcap Value index; 16.57% versus 13.37%. Interestingly, the Fund’s outperformance was generated in the fourth quarter of 2016 and the third quarter of 2017, while it underperformed slightly in the first quarter of 2017 and significantly in the second quarter of 2017. The third quarter of 2017 was the Fund’s best quarter of relative performance since its inception in 2011.

The periods of the Fund’s relative outperformance generally corresponded to times when market interest rates were rising. That is not something that one might expect from a Fund that focuses on dividend-paying stocks, but reflects our attention to managing interest rate risk within the portfolio.

When we disaggregate performance into the impact from sector allocation and security selection decisions, we find that both allocation and selection contributed to the Fund’s outperformance. The Fund does not generally maintain large over and underweights relative to the Russell Midcap Value Index; the largest this year were a two percentage point overweight in Information Technology and a two percentage point underweight in Energy. That said, almost all of these sector allocation differences worked in the Fund’s favor. The Fund was slightly overweight Materials, which outperformed, and slightly underweight Real Estate, which not only lagged, but was down.

Rather than looking to sector allocation to drive performance, we believe a focus on stock selection leads to more consistent relative outperformance. In the latest fiscal year, stock selection contributed even more to the Fund’s outperformance than did sector allocation. The greatest positive impact was seen in Utilities, Health Care, Financials, and Materials, while Real Estate and Consumer Discretionary detracted from the Fund’s relative performance.

Within Utilities, one stock accounted for the vast majority of the outperformance: NRG Energy (NRG). The stock appreciated more than 130% over the fiscal year as several factors fell into place. The company is one of the largest independent power producers in the U.S. With natural gas fired generation being the marginal source of supply, firmer natural gas prices created a positive backdrop for NRG. More importantly, the company has made several strategic moves to simplify its business and reduce its debt load. Activist investors probably accelerated these actions, but we believed the company was heading down this path and think it will create even more value going forward.

Health Care was one of the weaker sectors within the Russell Midcap Value Index, but our holdings in Cigna and Agilent appreciated sharply. For Cigna, the collapse of its deal to be acquired by Anthem appears to have removed an overhang and allowed the company to aggressively return capital to shareholders. We believe this will also allow the company to add incremental value through acquisitions, something it has a good track record of accomplishing successfully.

The Financials sector is the largest sector in the Russell Midcap Value Index and was the benchmark’s best performing sector during the fiscal year with a 31% gain.

For several years, the Fund’s holdings in the sector have tilted towards companies that stand to benefit from rising interest rates. This was the year that this positioning paid off as stocks such as Ameriprise, Comerica, Lincoln National, and Voya all appreciated sharply.

The Fund’s holdings in the Materials sector also boosted performance. Long-time holding FMC Corp. (FMC) rose sharply after a couple years of disappointing results. Its key agricultural chemicals business improved. More importantly to the stock, it announced a transaction to swap its personal care chemicals business for most of the agricultural chemical business of DowDuPont. Furthermore, it is evaluating strategic options for its lithium business. At the end of the process, FMC looks like it will be a more focused, higher returns company. Huntsman Corp. (HUN) also benefitted from improving markets and a sizable transaction. Profits at its titanium dioxide business improved enough to enable Huntsman to complete a partial IPO of the business. In addition, Huntsman announced plans to merge with Clariant AG. Clariant’s shareholders objected to the deal, and it was called off after the end of the fiscal year. Investors largely anticipated the break-up, and it has not hurt Huntsman’s stock.

The Fund’s largest detracting sectors (Real Estate and Consumer Discretionary) suffered from the same factor; the collapse of sentiment and value in the retail space. In Real Estate, Brixmor, DDR, and Spirit Realty dragged down performance. All three invest in retail-oriented real estate such as strip malls, power centers, and triple-net properties. None has cut its dividend and all have produced earnings that were generally in line with expectations. In Consumer Discretionary, Foot Locker, Ralph Lauren, and American Eagle drove underperformance. Our interest in these businesses stemmed from their strong franchises and attractive valuations. With unemployment low and consumer confidence high, we believed that the environment for retail should be strong. This thesis, however, was derailed by growing concerns among investors that Amazon will continue to gain market share and eventually become the only retail outlet. We are not sure whether we were too slow to recognize the threat that Amazon poses to retailers of all types or we underestimated how scared investors would become of this possibility. Either way, we reduced the Fund’s holdings in these stocks.

As we look ahead, we continue to think that developments in Washington will have a disproportionate impact on stocks going forward. While the economy looks solid and a lower dollar is supportive for corporate earnings, we believe valuations look fair to elevated. If corporate tax rates decline to 20%, however, stocks appear undervalued. In addition, the Administration does appear to be seeking ways to reduce the regulatory burden many industries face. While the impact of these efforts will likely take longer to impact company earnings, we believe the impact will ultimately be positive.

Conclusion

We remain optimistic that the Fund is positioned for attractive risk-adjusted returns across a complete market cycle. Historically, we believe that dividend-paying stocks have demonstrated their true value as part of a portfolio in more difficult market periods. Although our long-term aim is to generate capital appreciation, we also strive to capture some of what we perceive to be enhanced down-side capture in challenging market environments. We appreciate the confidence and trust you have placed in us and thank you for investing along with us in the Keeley Mid Cap Dividend Fund.

Sincerely,

Thomas E. Browne, Jr.	Brian P. Leonard
Lead Portfolio Manager	Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 9/30/2017

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Mid Cap Dividend Value Fund - Class A and Russell Midcap® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended September 30, 2017

	1-Year	3-Years	5-Years	Since Commencement of Operations (1)
Keeley Mid Cap Dividend Value Fund
Class A	16.57%	10.74%	14.47%	16.60%
Class A (includes max 4 1/2% front-end load)	11.32%	9.06%	13.42%	15.71%
Class I	16.86%	11.02%	14.74%	16.89%
Russell Midcap® Value Index	13.37%	9.19%	14.33%	17.50%

(1)	Inception date for both classes is October 3, 2011.
*	Excludes short-term investments.
**	The Russell Midcap® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. These figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns shown reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

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MANAGER COMMENTARY

KEELEY All Cap Value Fund (KACVX - KACIX)

Dear Fellow Shareholder,

For the quarter ended September 30, 2017, the Keeley All Cap Value Fund’s net asset value (“NAV”) per Class A share increased 5.78% versus 3.27% for the Russell 2000 Value Index. Over the fiscal year ended September 30, 2017, the Fund appreciated 12.08% versus an increase of 15.53% for the Russell 3000 Value Index.

The global economy continues to demonstrate its first synchronized economic expansion in many years, supported by stabilizing commodity prices and steadily climbing industrial output. Steadily improving over the past few quarters, GDP grew at an annualized rate of 3.1% in the second quarter, the strongest result in over two years. This GDP growth is being propelled by the consumer, with little assistance from corporate spending as business leaders patiently wait for clarity on the structure and timing of President Trump’s promised policy changes.

Despite the economy showing sequentially improving ISM (“Institute for Supply Management”) and employment data, the market appeared concerned that the “party was over” as comments from global central banks regarding the end of global quantitative easing dominated headlines in July. Whether it was the Federal Reserve (the “Fed”) looking to initiate a runoff of its balance sheet, the Bank of England hinting at rate increases, or the European Central Bank suggesting it was nearing the end of its bond buying, investors grappled with the scenario of an end to “peak” quantitative easing. As if to telegraph proper expectations, the Fed has regularly conveyed its intent for “measured” rate increases, tempered according to future data or persistent low inflation. Yet, fears of higher rates and the related potential slowing of the U.S. economy drove investors to seek less risky investments, as evidenced by a decline in the yield on the 10-year Treasury from 2.6% in December to 2.13% by the end of August. As in the second quarter of 2017, these concerns similarly rewarded larger cap growth stocks with outperformance versus small cap value. Altogether though, we do not see this scenario as destabilizing, but rather supportive and indicative of a healthy, growing economy that will ultimately benefit the Fund and its holdings.

Ironically, it took the unfortunate force of a string of destructive hurricanes to give Washington a wake-up call that collaboration was necessary to move forward. Unexpected to Republican leadership, President Trump cut a deal with Democrats to extend the debt ceiling, avoiding any government shutdown and any risk in the government’s ability to fund disaster relief. It was a clear signal of willingness to ensure that government action does not derail economic expansion. Add to this the urgency from Washington to get a tax reform package passed before year end, and the market re-embraced the Trump reflation trade. A reversal of the prior two months ensued with small cap value stocks, as companies with the most exposure to a rebounding US economy and those with the highest corporate tax rates, outperformed larger cap, growth companies.

Capping the quarter, September’s reading for the ISM manufacturing index topped a thirteen year high with the rise in the new orders index being consistent with strong corporate earnings and capital spending. These events sketched the picture of a resilient economy in the face of hurricane disruption, spurring the markets steadily higher.

For the annual period, the Fund faced headwinds in areas that were affected by the “reflation trade”. The Financial and Energy sectors were two such areas. Prior to the Presidential election, we were not finding much opportunity within Financials given the sector’s restructuring occurred post the economic crisis of 2008 and 2009. However, the prospect of higher rates, less regulation and lower corporate taxes under President Trump has led Financials to be the best performing sector within the Russell 3000 Value. As these policy changes have taken longer to enact, we have increased our weighting to this group on stock price pullbacks. We continue to maintain our positive view towards the Fund’s bank holdings in anticipation of continued Fed-driven net interest margin (NIM) expansion and earnings sensitivity to potential corporate tax rate reductions. The Energy space continues to be volatile. In the energy services business, which we continue expect to rebound as the US shale glut clears, we sold Patterson-UTI Energy (PTEN) and purchased Halliburton (HAL). Haliburton is a leader in the sector and has been focusing its service offerings to profit as the industry recovers. We also purchased Delek US Holdings Inc. (DK), which recently merged with a like-sized refinery company, Alon Energy (ALJ). The new Delek has the highest percentage exposure to midcontinent refining margins in the industry. The midcontinent margins should continue to be favorable, as the growing production from the basin remains higher than the take away capacity.

We have begun to see a more rational investing environment that typically rewards our restructuring driven style. This was evident in the Fund’s positive stock selection in 2017, highlighted by a very strong fiscal fourth quarter. NRG Energy (NRG) was our best performer in 2017 as the stock price rose over 100%. The company announced an aggressive three-year plan comprised of over $1bn in cost reductions, $2.5 to $4 billion in asset sales, and the removal of $13 billion of debt. We feel that this should help clarify the underlying value of its businesses. Similarly, auto supplier Visteon (VC) also had a strong year as the company has repositioned itself under a new CEO for continued increase in electronics and advanced driver assistance systems (ADAS) in automobiles.

Conclusion

We remain optimistic that the Fund is positioned for attractive risk-adjusted returns across a complete market cycle and that active management remains the best situated vehicle to capitalize upon market dislocations in the value spaces in which the Fund invests. We believe that our approach of identifying restructuring driven change with mismatched expectations to rectify intrinsic value discounts has historically served long-term investors well. We appreciate the confidence and trust you have placed in us and thank you for investing along with us in the Keeley All Cap Value Fund.

Sincerely,

Brian R. Keeley

Lead Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 9/30/2017

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley All Cap Value Fund - Class A and Russell 3000® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended September 30, 2017

	1-Year	5-Years	10-Years	Since Commencement of Operations (1)
Keeley All Cap Value Fund
Class A	12.08%	10.22%	4.64%	6.69%
Class A (includes max 4 1/2% front-end load)	7.05%	9.21%	4.16%	6.25%
Class I	12.40%	10.50%	N/A	4.91%
Russell 3000® Value Index	15.53%	13.20%	6.01%	7.46%	(2)

(1)	Inception date is June 14, 2006 for Class A Shares and December 31, 2007 for Class I Shares.
(2)	The Since Commencement of Operations return shown is from the commencement date of the Keeley All Cap Value Fund - Class A. The return for the Russell 3000® Value Index since the commencement date of the Keeley All Cap Value Fund - Class I is 6.83%.
*	Excludes short-term investments.
**	The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index also are members of either the Russell 1000® Value or the Russell 2000® Value indexes. These figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns shown reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

(This page is intentionally left blank.)

KEELEY Funds, Inc.

Expense Example

For the Six Month Period Ended September 30, 2017

(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This Example is intented to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2017 to September 30, 2017 (the “period”) for the Small Cap Value Fund, the Small Cap Dividend Value Fund, the Small-Mid Cap Value Fund, the Mid Cap Dividend Value Fund, and the All Cap Value Fund.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

	CLASS A
	Beginning account value	Ending account value	Annual Expense Ratio	Expenses Paid During the Period *
Small Cap Value Fund	$1,000.00	$1,024.40	1.39%	$7.05
Small Cap Dividend Value Fund	1,000.00	1,049.00	1.29%	6.63
Small-Mid Cap Value Fund	1,000.00	1,063.40	1.39%	7.19
Mid Cap Dividend Value Fund	1,000.00	1,054.70	1.29%	6.64
All Cap Value Fund	1,000.00	1,034.40	1.39%	7.09

	CLASS I
	Beginning account value	Ending account value	Annual Expense Ratio	Expenses Paid During the Period *
Small Cap Value Fund	$1,000.00	$1,025.80	1.14%	$5.79
Small Cap Dividend Value Fund	1,000.00	1,050.20	1.04%	5.35
Small-Mid Cap Value Fund	1,000.00	1,064.40	1.14%	5.90
Mid Cap Dividend Value Fund	1,000.00	1,056.00	1.04%	5.36
All Cap Value Fund	1,000.00	1,036.00	1.14%	5.82

*	Expenses are equal to the Funds’ expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by 183/365 for the Funds (to reflect the one-half year period).

KEELEY Funds, Inc.

Expense Example (Continued)

For the Six Month Period Ended September 30, 2017

(Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table below is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	CLASS A
	Beginning account value	Ending account value	Annual Expense Ratio	Expenses Paid During the Period *
Small Cap Value Fund	$1,000.00	$1,018.10	1.39%	$7.03
Small Cap Dividend Value Fund	1,000.00	1,018.60	1.29%	6.53
Small-Mid Cap Value Fund	1,000.00	1,018.10	1.39%	7.03
Mid Cap Dividend Value Fund	1,000.00	1,018.60	1.29%	6.53
All Cap Value Fund	1,000.00	1,018.10	1.39%	7.03

	CLASS I
	Beginning account value	Ending account value	Annual Expense Ratio	Expenses Paid During the Period *
Small Cap Value Fund	$1,000.00	$1,019.35	1.14%	$5.77
Small Cap Dividend Value Fund	1,000.00	1019.85	1.04%	5.27
Small-Mid Cap Value Fund	1,000.00	1019.35	1.14%	5.77
Mid Cap Dividend Value Fund	1,000.00	1019.85	1.04%	5.27
All Cap Value Fund	1,000.00	1019.35	1.14%	5.77

*	Expenses are equal to the Funds’ expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by 183/365 for the Funds (to reflect the one-half year period).

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS

September 30, 2017

Shares		Value
	COMMON STOCKS – 97.78%
	Auto Components – 2.04%
199,200	Modine Manufacturing Co. (a)	$3,834,600
106,100	Visteon Corp. (a)	13,131,997

		16,966,597

	Banks – 4.86%
115,800	Bank of NT Butterfield & Son Ltd.	4,242,912
1,051,169	Opus Bank (a)	25,228,056
383,600	State Bank Financial Corp.	10,990,140

		40,461,108

	Capital Markets – 0.94%
362,522	Donnelley Financial Solutions, Inc. (a)	7,815,974

	Chemicals – 1.99%
215,355	Sensient Technologies Corp.	16,565,107

	Commercial Banks – 11.49%
411,500	BancorpSouth, Inc.	13,188,575
249,600	BOK Financial Corp.	22,234,368
255,200	Columbia Banking System, Inc.	10,746,472
841,428	Hilltop Holdings, Inc.	21,877,128
295,900	Synovus Financial Corp.	13,629,154
186,675	UMB Financial Corp.	13,905,421

		95,581,118

	Commercial Services & Supplies – 3.25%
380,410	ABM Industries, Inc.	15,866,901
354,882	Ritchie Bros. Auctioneers, Inc.	11,221,369

		27,088,270

	Communications Equipment – 1.94%
1,923,588	Mitel Networks Corp. (a)	16,138,903

	Computer & Peripherals – 1.51%
548,689	Diebold Nixdorf, Inc.	12,537,544

	Construction & Engineering – 1.52%
709,800	KBR, Inc.	12,691,224

Shares		Value
	Diversified Financial Services – 3.40%
663,641	Air Lease Corp.	$28,284,380

	Electric Utilities – 2.32%
249,618	Allete, Inc.	19,292,975

	Electrical Equipment – 1.05%
189,900	Generac Holdings, Inc. (a)	8,722,107

	Electronic Equipment, Instruments & Components – 1.46%
797,300	Knowles Corp. (a)	12,174,771

	Health Care Equipment & Supplies – 2.28%
345,600	Invacare Corp.	5,443,200
81,103	Varex Imaging Corp. (a)	2,744,526
417,867	Wright Medical Group N.V. (a)	10,810,219

		18,997,945

	Health Care Providers & Services – 2.11%
777,600	The Ensign Group, Inc.	17,565,984

	Hotels, Restaurants & Leisure – 5.27%
489,700	Bloomin’ Brands, Inc.	8,618,720
1,458,731	Denny’s Corp. (a)	18,161,201
75,000	Vail Resorts, Inc.	17,109,000

		43,888,921

	Household Durables – 1.60%
963,378	TRI Pointe Group, Inc. (a)	13,304,250

	IT Services – 1.26%
93,300	WEX, Inc. (a)	10,470,126

	Leisure Products – 0.63%
227,686	Vista Outdoor, Inc. (a)	5,223,117

	Machinery – 8.49%
283,168	ESCO Technologies, Inc.	16,975,921
388,400	ITT, Inc.	17,194,468
220,136	John Bean Technologies Corp.	22,255,750
618,900	Welbilt, Inc. (a)	14,265,645

		70,691,784

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2017

Shares		Value
	Media – 2.78%
851,756	Media General, Inc. CVR (a)(c)	$25,553
370,884	Nexstar Media Group, Inc.	23,106,073

		23,131,626

	Metals & Mining – 3.13%
693,000	Commercial Metals Co.	13,187,790
124,625	Kaiser Aluminum Corp.	12,853,823

		26,041,613

	Multi-Utilities – 2.28%
275,200	Black Hills Corp.	18,953,024

	Oil, Gas & Consumable Fuels – 4.56%
461,400	Delek US Holdings, Inc.	12,333,222
465,000	Parsley Energy, Inc. (a)	12,248,100
1,386,123	SRC Energy, Inc. (a)	13,403,809

		37,985,131

	Paper & Forest Products – 1.43%
553,474	Kapstone Paper & Packaging Corp.	11,894,156

	Real Estate Investment Trusts (REITs) – 9.51%
674,200	CareTrust REIT, Inc.	12,836,768
1,027,240	OUTFRONT Media, Inc.	25,865,903
262,374	Ryman Hospitality Properties, Inc.	16,395,751
709,234	Sabra Health Care REIT, Inc.	15,560,594
183,700	Seritage Growth Properties	8,463,059

		79,122,075

	Real Estate Management & Development – 2.12%
951,386	Kennedy-Wilson Holdings, Inc.	17,648,210

	Semiconductors & Semiconductor Equipment – 2.25%
481,800	Versum Materials, Inc.	18,703,476

	Software – 1.60%
317,419	Verint Systems, Inc. (a)	13,283,985

	Specialty Retail – 1.35%
236,866	Penske Automotive Group, Inc.	11,267,716

Shares		Value
	Thrifts & Mortgage Finance – 7.36%
207,400	Iberiabank Corp.	$17,037,910
1,137,300	Kearny Financial Corp.	17,457,555
370,900	OceanFirst Financial Corp.	10,196,041
621,293	Provident Financial Services, Inc.	16,569,884

		61,261,390

	Total Common Stocks (Cost $585,780,237)	$813,754,607

	SHORT TERM INVESTMENTS – 2.24%
	Money Market Funds – 2.24%
18,626,888	Fidelity® Investments Money Market Government Portfolio Class I, 0.91% (b)	$18,626,888

	Total Short Term Investments (Cost $18,626,888)	$18,626,888

	Total Investments – 100.02%
	(Cost $604,407,125)	$832,381,495
	Liabilities in Excess of Other Assets – (0.02)%	(204,952)

	TOTAL NET ASSETS – 100.00%	$832,176,543

Percentages are stated as a percent of net assets.

(a)	Non Income Producing.

(b)	Represents annualized seven-day yield as of the close of the reporting period.

(c)	A CVR is a contingent value right. The price for this security was derived from an estimate of fair market value using methods approved by the Fund’s Board of Directors. This security represents $25,553 or 0.00% of the Fund’s net assets and is classified as a Level 3 security.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS

September 30, 2017

Shares		Value
	COMMON STOCKS – 95.72%
	Automobiles – 2.34%
51,350	Winnebago Industries, Inc.	$2,297,913

	Banks – 6.91%
21,700	Bank of NT Butterfield & Son Ltd.	795,088
56,380	CenterState Bank Corp.	1,510,984
106,829	FNB Corp.	1,498,811
46,600	Guaranty Bancorp	1,295,480
58,528	State Bank Financial Corp.	1,676,827

		6,777,190

	Capital Markets – 4.60%
108,010	Silvercrest Asset Management Group, Inc.	1,571,545
64,090	Solar Cap Ltd.	1,386,908
96,340	Virtu Financial, Inc.	1,560,708

		4,519,161

	Commercial Banks – 11.45%
67,810	BancorpSouth, Inc.	2,173,310
41,610	Columbia Banking System, Inc.	1,752,197
35,030	Glacier Bancorp, Inc.	1,322,733
54,870	Hanmi Financial Corp.	1,698,227
37,406	LegacyTexas Financial Group, Inc.	1,493,248
21,500	Union Bankshares Corp.	758,950
26,110	Wintrust Financial Corp.	2,044,674

		11,243,339

	Commercial Services & Supplies – 3.02%
56,342	CECO Environmental Corp.	476,653
87,670	Covanta Holding Corp.	1,301,900
16,190	Deluxe Corp.	1,181,222

		2,959,775

	Communications Equipment – 1.07%
23,700	Plantronics, Inc.	1,048,014

	Computer & Peripherals – 1.16%
49,630	Diebold Nixdorf, Inc.	1,134,045

	Construction & Engineering – 3.75%
104,750	KBR, Inc.	1,872,930

Shares		Value
	Construction & Engineering – (continued)
61,560	Primoris Services Corp.	$1,811,095

		3,684,025

	Diversified Consumer Services – 1.28%
49,092	Carriage Services, Inc.	1,256,755

	Electric Utilities – 2.52%
19,025	Allete, Inc.	1,470,442
18,110	El Paso Electric Co.	1,000,578

		2,471,020

	Electrical Equipment – 2.11%
19,331	AZZ, Inc.	941,420
14,330	Regal Beloit Corp.	1,132,070

		2,073,490

	Electronic Equipment, Instruments & Components – 3.97%
86,565	AVX Corp.	1,578,080
73,130	Daktronics, Inc.	772,984
26,890	Dolby Laboratories, Inc.	1,546,713

		3,897,777

	Energy Equipment & Services – 1.11%
52,130	Patterson-UTI Energy, Inc.	1,091,602

	Food Products – 0.63%
3,850	Sanderson Farms, Inc.	621,852

	Gas Utilities – 1.09%
31,010	South Jersey Industries, Inc.	1,070,775

	Health Care Providers & Services – 4.60%
8,725	Chemed Corp.	1,762,886
21,800	Owens & Minor, Inc.	636,560
93,440	The Ensign Group, Inc.	2,110,810

		4,510,256

	Hotels, Restaurants & Leisure – 1.56%
12,290	Marriott Vacations Worldwide Corp.	1,530,474

	Household Durables – 1.85%
21,171	Nacco Industries, Inc.	1,816,472

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2017

Shares		Value
	Independent Power and Renewable Electricity Producers – 1.04%
51,540	Atlantica Yield PLC	$1,015,338

	Insurance – 2.09%
27,544	FBL Financial Group, Inc.	2,052,028

	Internet & Direct Marketing Retail – 0.72%
18,140	HSN, Inc.	708,367

	Machinery – 0.88%
8,530	John Bean Technologies Corp.	862,383

	Media – 2.45%
26,320	Nexstar Media Group, Inc.	1,639,736
48,000	Regal Entertainment Group	768,000

		2,407,736

	Metals & Mining – 1.48%
76,160	Commercial Metals Co.	1,449,325

	Multi-Utilities – 1.40%
20,000	Black Hills Corp.	1,377,400

	Oil, Gas & Consumable Fuels – 3.61%
56,523	Delek US Holdings, Inc.	1,510,860
38,880	SemGroup Corp.	1,117,800
26,890	World Fuel Services Corp.	911,840

		3,540,500

	Paper & Forest Products – 1.49%
123,090	Mercer International, Inc.	1,458,616

	Real Estate Investment Trusts (REITs) – 13.27%
93,133	CareTrust REIT, Inc.	1,773,252
118,710	City Office REIT, Inc.	1,634,637
27,790	CorEnergy Infrastructure Trust, Inc.	982,377
47,892	Gramercy Property Trust	1,448,733
41,025	National Storage Affiliates	994,446
68,560	OUTFRONT Media, Inc.	1,726,341
15,890	Potlatch Corp.	810,390
17,270	Ryman Hospitality Properties, Inc.	1,079,202
73,345	Sabra Health Care REIT, Inc.	1,609,189
35,200	STAG Industrial, Inc.	966,944

		13,025,511

Shares		Value
	Semiconductors & Semiconductor Equipment – 2.48%
138,280	Cypress Semiconductor Corp.	$2,076,965
15,021	IXYS Corp. (a)	355,998

		2,432,963

	Textiles, Apparel & Luxury Goods – 0.92%
27,700	Culp, Inc.	907,175

	Thrifts & Mortgage Finance – 7.34%
48,180	Berkshire Hills Bancorp, Inc.	1,866,975
19,620	Iberiabank Corp.	1,611,783
55,760	OceanFirst Financial Corp.	1,532,842
40,410	Oritani Financial Corp.	678,888
56,830	Provident Financial Services, Inc.	1,515,656

		7,206,144

	Transportation Infrastructure – 1.05%
14,330	Macquarie Infrastructure Company LLC	1,034,339

	Water Utilities – 0.48%
12,420	California Water Service Group	473,823

	Total Common Stocks
	(Cost $66,402,838)	$93,955,583

	SHORT TERM INVESTMENTS – 3.32%
	Money Market Funds – 3.32%
3,262,528	Fidelity® Investments Money Market Government Portfolio Class I, 0.91% (b)	$3,262,528

	Total Short Term Investments (Cost $3,262,528)	$3,262,528

	Total Investments – 99.04%
	(Cost $69,665,366)	$97,218,111
	Other Assets in Excess of Liabilities – 0.96%	942,614

	TOTAL NET ASSETS – 100.00%	$98,160,725

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2017

Percentages are stated as a percent of net assets.

(a)	Non Income Producing.

(b)	Represents annualized seven-day yield as of the close of the reporting period.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

SCHEDULE OF INVESTMENTS

September 30, 2017

Shares		Value
	COMMON STOCKS – 96.46%
	Aerospace & Defense – 1.46%
14,850	Orbital ATK, Inc.	$1,977,426

	Auto Components – 1.39%
19,100	Delphi Automotive PLC	1,879,440

	Banks – 3.14%
202,600	FNB Corp.	2,842,478
27,600	PacWest Bancorp	1,394,076

		4,236,554

	Building Products – 1.85%
42,120	A.O. Smith Corp.	2,503,192

	Capital Markets – 1.64%
148,746	OM Asset Management PLC	2,219,290

	Chemicals – 4.09%
29,300	Ashland Global Holdings, Inc.	1,915,927
86,020	Huntsman Corp.	2,358,668
53,455	Valvoline, Inc.	1,253,520

		5,528,115

	Commercial Banks – 8.97%
37,140	BOK Financial Corp.	3,308,431
113,120	Hanmi Financial Corp.	3,501,064
42,130	Synovus Financial Corp.	1,940,508
45,140	UMB Financial Corp.	3,362,478

		12,112,481

	Commercial Services & Supplies – 1.44%
56,740	Copart, Inc. (a)	1,950,154

	Communications Equipment – 1.77%
284,580	Mitel Networks Corp. (a)	2,387,626

	Diversified Consumer Services – 1.29%
68,030	Carriage Services, Inc.	1,741,568

	Diversified Financial Services – 7.35%
88,430	Air Lease Corp.	3,768,886
48,210	Fidelity National Financial, Inc.	2,288,047
97,090	Voya Financial, Inc.	3,872,920

		9,929,853

Shares		Value
	Electronic Equipment, Instruments & Components – 1.63%
144,170	Knowles Corp. (a)	$2,201,476

	Energy Equipment & Services – 0.96%
62,190	Patterson-UTI Energy, Inc.	1,302,259

	Food Products – 1.29%
37,130	Lamb Weston Holdings, Inc.	1,741,026

	Health Care Equipment & Supplies – 1.32%
69,010	Wright Medical Group N.V. (a)	1,785,289

	Health Care Providers & Services – 1.40%
12,500	Laboratory Corporation of America Holdings (a)	1,887,125

	Home Furnishings – 1.42%
28,420	Fortune Brands Home & Security, Inc.	1,910,677

	Hotels, Restaurants & Leisure – 4.32%
183,750	Del Taco Restaurants, Inc. (a)	2,818,725
109,500	Denny’s Corp. (a)	1,363,275
13,220	Marriott Vacations Worldwide Corp.	1,646,287

		5,828,287

	Household Durables – 1.23%
120,710	TRI Pointe Group, Inc. (a)	1,667,005

	Household Products – 1.47%
18,770	Spectrum Brands Holdings, Inc.	1,988,118

	IT Services – 4.39%
16,420	Broadridge Financial Solutions, Inc.	1,327,064
86,580	CSRA, Inc.	2,793,937
16,130	WEX, Inc. (a)	1,810,109

		5,931,110

	Machinery – 7.16%
50,857	ESCO Technologies, Inc.	3,048,877
66,130	ITT, Inc.	2,927,575

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2017

Shares		Value
	Machinery – (continued)
36,570	John Bean Technologies Corp.	$3,697,227

		9,673,679

	Metals & Mining – 2.77%
105,800	Commercial Metals Co.	2,013,374
16,780	Kaiser Aluminum Corp.	1,730,689

		3,744,063

	Multi-Utilities – 5.28%
92,180	MDU Resources Group, Inc.	2,392,071
184,990	NRG Energy, Inc.	4,733,894

		7,125,965

	Oil, Gas & Consumable Fuels – 4.00%
47,010	Energen Corp. (a)	2,570,507
62,790	Parsley Energy, Inc. (a)	1,653,889
66,080	SM Energy Co.	1,172,259

		5,396,655

	Real Estate Investment Trusts (REITs) – 10.47%
113,130	CareTrust REIT, Inc.	2,153,995
68,620	Equity Commonwealth (a)	2,086,048
52,235	Gaming & Leisure Properties, Inc.	1,926,949
53,183	Iron Mountain, Inc.	2,068,819
28,350	Lamar Advertising Co.	1,942,826
28,420	Ryman Hospitality Properties, Inc.	1,775,966
99,960	Sabra Health Care REIT, Inc.	2,193,122

		14,147,725

	Real Estate Management & Development – 2.31%
26,410	The Howard Hughes Corp. (a)	3,114,531

	Road & Rail – 2.22%
35,510	Ryder System, Inc.	3,002,370

	Software – 2.38%
24,690	CDK Global, Inc.	1,557,692
39,590	Verint Systems, Inc. (a)	1,656,842

		3,214,534

Shares		Value
	Specialty Retail – 1.52%
43,270	Penske Automotive Group, Inc.	$2,058,354

	Textiles, Apparel & Luxury Goods – 1.74%
18,670	PVH Corp.	2,353,540

	Trading Companies & Distributors – 1.61%
42,400	AerCap Holdings N.V. (a)	2,167,064

	Water Utilities – 1.18%
19,740	American Water Works Company, Inc.	1,597,163

	Total Common Stocks (Cost $83,622,623)	$130,303,714

	SHORT TERM INVESTMENTS – 3.62%
	Money Market Funds – 3.62%
4,884,468	Fidelity® Investments Money Market Government Portfolio Class I, 0.91% (b)	$4,884,468

	Total Short Term Investments (Cost $4,884,468)	$4,884,468

	Total Investments – 100.08%
	(Cost $88,507,091)	$135,188,182
	Liabilities in Excess of Other Assets – (0.08)%	(101,564)

	TOTAL NET ASSETS – 100.00%	$135,086,618

Percentages are stated as a percent of net assets.

(a)	Non Income Producing.

(b)	Represents annualized seven-day yield as of the close of the reporting period.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS

September 30, 2017

Shares		Value
	COMMON STOCKS – 97.19%
	Aerospace & Defense – 0.82%
17,300	BWX Technologies, Inc.	$969,146

	Auto Components – 1.41%
13,425	Autoliv, Inc.	1,659,330

	Banks – 1.28%
107,135	FNB Corp.	1,503,104

	Capital Markets – 1.46%
11,595	Ameriprise Financial, Inc.	1,721,973

	Chemicals – 4.88%
30,875	FMC Corp.	2,757,446
58,720	Huntsman Corp.	1,610,102
26,625	RPM International, Inc.	1,366,928

		5,734,476

	Commercial Banks – 8.27%
73,960	Associated Banc-Corp.	1,793,530
27,574	BOK Financial Corp.	2,456,292
33,130	Comerica, Inc.	2,526,494
15,050	UMB Financial Corp.	1,121,075
94,300	Umpqua Holdings Corp.	1,839,793

		9,737,184

	Commercial Services & Supplies – 2.37%
16,100	Dun & Bradstreet Corp.	1,874,201
28,770	Ritchie Bros. Auctioneers, Inc.	909,707

		2,783,908

	Construction Materials – 1.81%
17,825	Vulcan Materials Co.	2,131,870

	Consumer Finance – 1.51%
27,505	Discover Financial Services	1,773,522

	Diversified Financial Services – 4.06%
62,100	Air Lease Corp.	2,646,702
53,400	Voya Financial, Inc.	2,130,126

		4,776,828

	Electric Utilities – 2.08%
43,425	PPL Corp.	1,647,979
16,180	Westar Energy, Inc.	802,528

		2,450,507

Shares		Value
	Electronic Equipment, Instruments & Components – 1.59%
32,570	Dolby Laboratories, Inc.	$1,873,426

	Energy Equipment & Services – 0.91%
51,100	Patterson-UTI Energy, Inc.	1,070,034

	Food Products – 2.53%
51,500	Conagra Brands, Inc.	1,737,610
26,341	Lamb Weston Holdings, Inc.	1,235,129

		2,972,739

	Gas Utilities – 2.16%
26,150	National Fuel Gas Co.	1,480,352
22,555	UGI Corp.	1,056,927

		2,537,279

	Health Care Equipment & Supplies – 1.28%
16,980	STERIS PLC	1,501,032

	Health Care Providers & Services – 2.88%
13,800	AmerisourceBergen Corp.	1,141,950
12,000	CIGNA Corp.	2,243,280

		3,385,230

	Hotels, Restaurants & Leisure – 2.97%
67,830	Extended Stay America, Inc.	1,356,600
20,200	Wyndham Worldwide Corp.	2,129,283

		3,485,883

	Household Durables – 1.15%
36,900	CalAtlantic Group, Inc.	1,351,647

	Insurance – 4.60%
22,000	Arthur J. Gallagher & Co.	1,354,100
37,170	Lincoln National Corp.	2,731,252
9,500	Reinsurance Group of America, Inc.	1,325,535

		5,410,887

	IT Services – 6.20%
61,540	CSRA, Inc.	1,985,896
26,700	DXC Technology Co.	2,292,996
9,085	Fidelity National Information Services, Inc.	848,448
33,080	Total System Services, Inc.	2,166,740

		7,294,080

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2017

Shares		Value
	Leisure Equipment & Products – 1.49%
31,385	Brunswick Corp.	$1,756,618

	Life Sciences Tools & Services – 1.00%
18,410	Agilent Technologies, Inc.	1,181,922

	Machinery – 4.54%
38,940	ITT, Inc.	1,723,874
26,900	Oshkosh Corp.	2,220,326
9,400	Snap-On, Inc.	1,400,694

		5,344,894

	Media – 1.21%
8,170	Scripps Networks Interactive, Inc.	701,721
54,555	TEGNA, Inc.	727,218

		1,428,939

	Multi-Utilities – 6.16%
27,100	Black Hills Corp.	1,866,377
64,575	MDU Resources Group, Inc.	1,675,721
83,060	NRG Energy, Inc.	2,125,504
43,650	OGE Energy Corp.	1,572,710

		7,240,312

	Oil, Gas & Consumable Fuels – 7.88%
70,000	Cabot Oil & Gas Corp.	1,872,500
44,555	Delek US Holdings, Inc.	1,190,955
16,985	Energen Corp. (a)	928,740
25,175	EQT Corp.	1,642,417
65,175	HollyFrontier Corp.	2,344,345
73,100	SM Energy Co.	1,296,794

		9,275,751

	Real Estate Investment Trusts (REITs) – 13.64%
63,425	Brixmor Property Group, Inc.	1,192,390
94,775	DDR Corp.	868,139
37,435	Education Realty Trust, Inc.	1,345,040
20,650	EPR Properties	1,440,131
14,100	Equity Lifestyle Properties, Inc.	1,199,628
38,155	Gramercy Property Trust	1,154,189

Shares		Value
	Real Estate Investment Trusts (REITs) – (continued)
59,740	Healthcare Trust of America, Inc.	$1,780,252
17,335	Hudson Pacific Properties, Inc.	581,243
64,240	Iron Mountain, Inc.	2,498,936
25,155	Lamar Advertising Co.	1,723,872
72,645	Sabra Health Care REIT, Inc.	1,593,831
77,890	Spirit Realty Capital, Inc.	667,517

		16,045,168

	Road & Rail – 1.75%
24,330	Ryder System, Inc.	2,057,102

	Specialty Retail – 0.83%
27,600	Foot Locker, Inc.	972,072

	Transportation Infrastructure – 1.50%
24,385	Macquarie Infrastructure Company LLC	1,760,109

	Water Utilities – 0.97%
14,150	American Water Works Company, Inc.	1,144,877

	Total Common Stocks
	(Cost $99,386,454)	$114,331,849

	SHORT TERM INVESTMENTS – 2.11%
	Money Market Funds – 2.11%
2,476,658	Fidelity® Investments Money Market Government Portfolio Class I, 0.91% (b)	$2,476,658

	Total Short Term Investments (Cost $2,476,658)	$2,476,658

	Total Investments – 99.30%
	(Cost $101,863,112)	$116,808,507
	Other Assets in Excess of Liabilities – 0.70%	825,887

	TOTAL NET ASSETS – 100.00%	$117,634,394

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2017

Percentages are stated as a percent of net assets.

(a)	Non Income Producing.

(b)	Represents annualized seven-day yield as of the close of the reporting period.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund

SCHEDULE OF INVESTMENTS

September 30, 2017

Shares		Value
	COMMON STOCKS – 98.50%
	Auto Components – 4.09%
19,190	Visteon Corp. (a)	$2,375,146

	Banks – 6.55%
43,510	Bank of America Corp.	1,102,543
21,200	Citigroup, Inc.	1,542,088
48,458	Opus Bank (a)	1,162,992

		3,807,623

	Beverages – 2.39%
17,020	Molson Coors Brewing Co.	1,389,513

	Biotechnology – 3.03%
11,483	Shire PLC – ADR	1,758,507

	Chemicals – 0.97%
8,115	DowDuPont, Inc. (a)	561,801

	Commercial Banks – 7.31%
8,170	BOK Financial Corp.	727,784
33,430	Hanmi Financial Corp.	1,034,658
36,970	Hilltop Holdings, Inc.	961,220
20,450	UMB Financial Corp.	1,523,321

		4,246,983

	Construction & Engineering – 2.19%
71,285	KBR, Inc.	1,274,576

	Consumer Finance – 2.00%
18,070	Discover Financial Services	1,165,154

	Diversified Financial Services – 7.68%
53,950	Air Lease Corp.	2,299,349
54,250	Voya Financial, Inc.	2,164,033

		4,463,382

	Electrical Equipment – 1.82%
23,020	Generac Holdings, Inc. (a)	1,057,309

	Energy Equipment & Services – 2.69%
34,025	Halliburton Co.	1,566,171

	Food Products – 2.44%
34,825	Mondelez International, Inc.	1,415,985

	Health Care Equipment & Supplies – 6.38%
42,230	Abbott Laboratories	2,253,393
56,304	Wright Medical Group N.V. (a)	1,456,584

		3,709,977

Shares		Value
	Health Care Providers & Services – 1.83%
12,880	AmerisourceBergen Corp.	$1,065,820

	Hotels, Restaurants & Leisure – 3.07%
78,790	Del Taco Restaurants, Inc. (a)	1,208,638
5,465	Wyndham Worldwide Corp.	576,066

		1,784,704

	Household Products – 2.17%
11,900	Spectrum Brands Holdings, Inc.	1,260,448

	Insurance – 2.95%
31,810	Athene Holding Ltd. (a)	1,712,650

	IT Services – 1.49%
9,265	Fidelity National Information Services, Inc.	865,258

	Machinery – 2.09%
27,500	ITT, Inc.	1,217,425

	Media – 1.22%
11,370	Nexstar Media Group, Inc.	708,351

	Metals & Mining – 2.21%
12,460	Kaiser Aluminum Corp.	1,285,124

	Multi-Utilities – 3.90%
88,595	NRG Energy, Inc.	2,267,146

	Oil, Gas & Consumable Fuels – 7.47%
33,000	Delek US Holdings, Inc.	882,090
13,945	Energen Corp. (a)	762,513
27,900	EOG Resources, Inc.	2,699,046

		4,343,649

	Pharmaceuticals – 2.47%
22,549	Zoetis, Inc.	1,437,724

	Real Estate Investment Trusts (REITs) – 5.72%
53,990	Equity Commonwealth (a)	1,641,296
36,600	Seritage Growth Properties	1,686,162

		3,327,458

	Real Estate Management & Development – 6.07%
81,150	Kennedy-Wilson Holdings, Inc.	1,505,332
17,130	The Howard Hughes Corp. (a)	2,020,141

		3,525,473

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2017

Shares		Value
	Semiconductors & Semiconductor Equipment – 6.30%
46,880	Intel Corp.	$1,785,190
48,280	Versum Materials, Inc.	1,874,230

		3,659,420

	Total Common Stocks (Cost $45,487,346)	$57,252,777

	SHORT TERM INVESTMENTS – 1.60%
	Money Market Funds – 1.60%
930,651	Fidelity® Investments Money Market Government Portfolio Class I, 0.91% (b)	$930,651

	Total Short Term Investments (Cost $930,651)	$930,651

	Total Investments – 100.10%
	(Cost $46,417,997)	$58,183,428
	Liabilities in Excess of Other Assets – (0.10)%	(57,506)

	TOTAL NET ASSETS – 100.00%	$58,125,922

Percentages are stated as a percent of net assets.

ADR	– American Depositary Receipt

(a)	Non Income Producing.

(b)	Represents annualized seven-day yield as of the close of the reporting period.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2017

Small Cap Value Fund
ASSETS:
Investments, at value (1)	$832,381,495
Receivable for investments sold	1,879,859
Receivable for shares issued	135,129
Dividends and interest receivable	1,086,515
Prepaid expenses and other assets	28,688

Total Assets	835,511,686

LIABILITIES:
Payable for investments purchased	396,601
Payable for shares redeemed	1,418,342
Payable to Adviser	723,903
Payable to Directors	35,464
Payable to Custodian	8,452
Distribution payable	—
Accrued 12b-1 fees - Class A	46,577
Other accrued expenses	705,804

Total Liabilities	3,335,143

NET ASSETS	$832,176,543

NET ASSETS CONSIST OF:
Capital stock	$534,722,822
Accumulated undistributed net investment income/(loss)	1,861,196
Accumulated undistributed net realized gain/(loss) on investments	67,618,155
Net unrealized appreciation/(depreciation) on Investments	227,974,370

NET ASSETS	$832,176,543

CAPITAL STOCK, $0.0001 par value
Class A Shares
Authorized	500,000,000
Issued and outstanding	14,609,002
NET ASSETS	$503,761,923
NET ASSET VALUE	$34.48

MAXIMUM OFFERING PRICE PER SHARE (2)	$36.11

Class I Shares
Authorized	100,000,000
Issued and outstanding	9,400,392
NET ASSETS	$328,414,620
NET ASSET VALUE	$34.94

(1) Cost of Investments.	$604,407,125
(2)	Includes a sales load of 4.50% (see Note 7 of the Notes to the Financial Statements).

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF ASSETS AND LIABILITIES (Continued)

September 30, 2017

Small Cap Dividend Value Fund	Small-Mid Cap Value Fund	Mid Cap Dividend Value Fund	All Cap Value Fund

$97,218,111	$135,188,182	$116,808,507	$58,183,428
1,127,084	—	1,614,575	—
1,936	12,077	256,770	—
193,611	145,973	234,371	51,808
7,802	20,847	26,232	12,451

98,548,544	135,367,079	118,940,455	58,247,687

—	—	1,109,916	—
241,995	64,144	44,318	13,161
69,081	112,202	80,130	44,166
4,008	5,378	4,654	2,343
1,432	2,043	1,338	981
2,173	—	2,387	—
1,591	4,036	4,060	2,013
67,539	92,658	59,258	59,101

387,819	280,461	1,306,061	121,765

$98,160,725	$135,086,618	$117,634,394	$58,125,922

$65,406,260	$77,241,949	$102,823,488	$44,691,726
(8,850)	807,425	(43,815)	(84,084)
5,210,570	10,356,153	(90,674)	1,752,849
27,552,745	46,681,091	14,945,395	11,765,431

$98,160,725	$135,086,618	$117,634,394	$58,125,922

100,000,000	100,000,000	100,000,000	100,000,000
1,165,602	2,916,405	882,186	940,432
$22,459,842	$43,500,500	$19,272,831	$15,846,330
$19.27	$14.92	$21.85	$16.85

$20.18	$15.62	$22.88	$17.64

100,000,000	100,000,000	100,000,000	100,000,000
3,923,072	6,023,953	4,502,762	2,487,186
$75,700,883	$91,586,118	$98,361,563	$42,279,592
$19.30	$15.20	$21.84	$17.00

$69,665,366	$88,507,091	$101,863,112	$46,417,997

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF OPERATIONS

September 30, 2017

Small Cap Value Fund
INVESTMENT INCOME:
Dividend income	$14,369,558
Less: Foreign withholding tax	(45,916)
Interest income	114,045
Securities lending income, net	35,751

Total Investment Income	14,473,438

EXPENSES:
Investment advisory fees	9,395,968
12b-1 fees - Class A	1,435,609
Shareholder servicing fees	470,543
Transfer agent fees and expenses	210,720
Federal and state registration fees	51,602
Audit expense	63,960
Fund accounting and administration fees	269,518
Directors’ fees	188,176
Custody fees	55,515
Reports to shareholders	129,222
Interest expense	693
Other	298,772

Total expenses before reimbursement	12,570,298
Reimbursement of expenses by Adviser	(327,855)

NET EXPENSES	12,242,443

NET INVESTMENT INCOME/(LOSS)	2,230,995

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investment from sales of investments	94,396,747
Change in net unrealized appreciation/(depreciation) on investments	19,701,672

Net Gain/(Loss) on investments	114,098,419

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$116,329,414

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF OPERATIONS (Continued)

September 30, 2017

Small Cap Dividend Value Fund	Small-Mid Cap Value Fund	Mid Cap Dividend Value Fund	All Cap Value Fund

$2,709,073	$2,557,412	$2,161,796	$896,313
—	—	(2,955)	—
20,786	18,090	20,876	8,820
—	—	—	—

2,729,859	2,575,502	2,179,717	905,133

1,019,059	1,380,682	1,062,848	612,931
60,495	110,995	49,526	44,568
50,953	69,034	53,142	30,646
24,657	31,461	26,226	14,490
35,631	35,996	39,542	31,643
28,824	30,097	28,272	28,759
33,629	41,958	35,213	19,288
22,720	27,863	26,109	11,896
8,248	11,407	7,646	4,196
13,136	18,634	12,564	4,513
19	613	—	548
29,425	39,325	27,704	19,014

1,326,796	1,798,065	1,368,792	822,492
(202,835)	(106,069)	(211,650)	(75,572)

1,123,961	1,691,996	1,157,142	746,920

1,605,898	883,506	1,022,575	158,213

6,780,310	15,469,502	17,273,831	4,909,782
9,543,867	9,079,331	(2,408,095)	2,127,221

16,324,177	24,548,833	14,865,736	7,037,003

$17,930,075	$25,432,339	$15,888,311	$7,195,216

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

	Small Cap Value Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016
OPERATIONS:
Net investment income/(loss)	$2,230,995	$6,305,548
Net realized gain/(loss) on investments	94,396,747	49,524,736
Change in net unrealized appreciation/(depreciation) on investments	19,701,672	52,602,591

Net increase/(decrease) in net assets resulting from operations	116,329,414	108,432,875

DISTRIBUTIONS:
Net investment income - Class A	(2,955,616)	—
Net investment income - Class I	(2,706,813)	(1,205,223)
Net realized gains - Class A	(31,315,624)	(112,623,922)
Net realized gains - Class I	(19,784,540)	(73,440,477)

Total Distributions	(56,762,593)	(187,269,622)

CAPITAL STOCK TRANSACTIONS
Class A Shares
Proceeds from shares issued	21,797,628	41,557,328
Proceeds from distributions reinvested	32,184,752	103,794,891
Cost of shares redeemed	(233,744,340)	(463,508,360)

Net increase/(decrease) from capital stock transactions	(179,761,960)	(318,156,141)

Class I Shares
Proceeds from shares issued	63,182,296	101,481,110
Proceeds from distributions reinvested	21,166,318	62,550,132
Cost of shares redeemed	(205,851,594)	(320,542,201)

Net increase/(decrease) from capital stock transactions	(121,502,980)	(156,510,959)

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(241,698,119)	(553,503,847)

NET ASSETS:
Beginning of period	1,073,874,662	1,627,378,509

End of period	$832,176,543	$1,073,874,662

Accumulated undistributed net investment income/(loss)	$1,861,196	$5,345,174

CAPITAL SHARE TRANSACTIONS:
Class A Shares
Shares sold	653,583	1,347,001
Issued to shareholder in reinvestment of dividends	953,930	3,466,763
Shares redeemed	(7,065,735)	(14,825,142)

Net increase/(decrease) from capital stock transactions	(5,458,222)	(10,011,378)

Class I Shares
Shares sold	1,894,913	3,190,466
Issued to shareholder in reinvestment of dividends	619,410	2,062,807
Shares redeemed	(6,148,771)	(10,344,561)

Net increase/(decrease) from capital stock transactions	(3,634,448)	(5,091,288)

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

Small Cap Dividend Value Fund		Small-Mid Cap Value Fund
Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016

$1,605,898	$2,154,863	$883,506	$645,398
6,780,310	2,063,701	15,469,502	10,802,421
9,543,867	11,868,254	9,079,331	2,757,283

17,930,075	16,086,818	25,432,339	14,205,102

(317,901)	(550,765)	(54,360)	(96,060)
(1,224,516)	(1,887,007)	(369,301)	(787,228)
(435,309)	(1,343,068)	(3,540,916)	(2,254,097)
(1,348,778)	(3,532,892)	(7,770,660)	(4,998,002)

(3,326,504)	(7,313,732)	(11,735,237)	(8,135,387)

1,761,046	3,403,113	4,321,310	7,262,222
715,052	1,749,679	3,478,365	2,241,120
(8,191,633)	(22,056,244)	(14,332,263)	(53,733,931)

(5,715,535)	(16,903,452)	(6,532,588)	(44,230,589)

10,828,054	21,418,049	11,796,800	31,176,485
2,570,318	3,764,215	8,052,991	4,794,158
(24,556,170)	(42,609,038)	(42,136,173)	(77,178,868)

(11,157,798)	(17,426,774)	(22,286,382)	(41,208,225)

(2,269,762)	(25,557,140)	(15,121,868)	(79,369,099)

100,430,487	125,987,627	150,208,486	229,577,585

$98,160,725	$100,430,487	$135,086,618	$150,208,486

$(8,850)	$(12,181)	$807,425	$361,297

96,644	217,578	314,211	586,065
38,353	114,646	258,588	184,461
(449,732)	(1,428,260)	(1,036,156)	(4,288,404)

(314,735)	(1,096,036)	(463,357)	(3,517,878)

592,904	1,384,770	832,521	2,413,139
137,550	245,982	586,856	387,464
(1,359,552)	(2,776,839)	(3,021,205)	(6,338,313)

(629,098)	(1,146,087)	(1,601,828)	(3,537,710)

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Mid Cap Dividend Value Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016
OPERATIONS:
Net investment income/(loss)	$1,022,575	$894,801
Net realized gain/(loss) on investments	17,273,831	(3,116,313)
Change in net unrealized appreciation/(depreciation) on investments	(2,408,095)	18,454,833

Net increase/(decrease) in net assets resulting from operations	15,888,311	16,233,321

DISTRIBUTIONS:
Net investment income - Class A	(148,559)	(140,724)
Net investment income - Class I	(857,199)	(695,106)
Net realized gains - Class A	—	(233,092)
Net realized gains - Class I	—	(1,248,086)
Return of Capital - Class A	—	(33,462)
Return of Capital - Class I	—	(121,479)

Total Distributions	(1,005,758)	(2,471,949)

CAPITAL STOCK TRANSACTIONS
Class A Shares
Proceeds from shares issued	5,897,384	5,574,055
Proceeds from shares issued in connection with acquistion (1)	—	14,081,943
Proceeds from distributions reinvested	135,264	373,621
Cost of shares redeemed	(10,233,860)	(14,171,805)

Net increase/(decrease) from capital stock transactions	(4,201,212)	5,857,814

Class I Shares
Proceeds from shares issued	21,864,405	17,038,203
Proceeds from shares issued in connection with acquistion (1)	—	28,220,546
Proceeds from distributions reinvested	850,703	1,408,373
Cost of shares redeemed	(5,713,503)	(11,416,649)

Net increase/(decrease) from capital stock transactions	17,001,605	35,250,473

TOTAL INCREASE/(DECREASE) IN NET ASSETS	27,682,946	54,869,659

NET ASSETS:
Beginning of period	89,951,448	35,081,789

End of period	$117,634,394	$89,951,448

Accumulated undistributed net investment income/(loss)	$(43,815)	$(2,931)

CAPITAL SHARE TRANSACTIONS:
Class A Shares
Shares sold	290,070	317,544
Shares sold in connection with acquisition (1)	—	929,592
Issued to shareholder in reinvestment of dividends	6,541	21,844
Shares redeemed	(509,015)	(826,403)

Net increase/(decrease) from capital stock transactions	(212,404)	442,577

Class I Shares
Shares sold	1,066,168	988,940
Shares sold in connection with acquisition (1)	—	1,863,147
Issued to shareholder in reinvestment of dividends	40,965	81,014
Shares redeemed	(275,773)	(670,426)

Net increase/(decrease) from capital stock transactions	831,360	2,262,675

(1)	On January 27, 2016 the Keeley Mid Cap Value Fund merged into KMDVF.

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

All Cap Value Fund
Year Ended September 30, 2017	Year Ended September 30, 2016

$158,213	$248,968
4,909,782	3,123,461
2,127,221	4,119,838

7,195,216	7,492,267

(77,072)	(131,786)
(316,386)	(775,728)
(795,513)	(3,753,132)
(1,952,876)	(9,575,587)
—	—
—	—

(3,141,847)	(14,236,233)

1,293,835	324,434
—	—
844,570	3,597,812
(5,850,015)	(37,086,752)

(3,711,610)	(33,164,506)

2,241,719	31,308,154
—	—
2,268,947	4,710,701
(9,874,011)	(31,842,286)

(5,363,345)	4,176,569

(5,021,586)	(35,731,903)

63,147,508	98,879,411

$58,125,922	$63,147,508

$(84,084)	$151,161

78,287	20,836
—	—
52,514	247,272
(365,089)	(2,268,923)

(234,288)	(2,000,815)

139,307	1,862,169
—	—
139,812	319,967
(602,947)	(2,185,420)

(323,828)	(3,284)

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2017	2016	2015	2014	2013
CLASS A (1)
Net asset value, beginning of period	$32.29	$33.63	$36.25	$35.62	$27.01

Income from investment operations:
Net investment income/(loss) (2)	0.05	0.12	0.01	(0.02)	0.16
Net realized and unrealized gain/(loss) on investments	3.98	2.93	(2.55)	0.77	8.51

Total from investment operations	4.03	3.05	(2.54)	0.75	8.67

Less distributions:
Net investment income	(0.15)	—	—	(0.12)	(0.06)
Net realized gains	(1.69)	(4.39)	(0.08)	—	—

Net asset value, end of period	$34.48	$32.29	$33.63	$36.25	$35.62

Total return (3)	12.65%	10.09%	(7.02)%	2.10%	32.17%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$503,762	$647,939	$1,011,544	$1,552,587	$2,036,972
Ratio of expenses to average net assets (4)	1.40%	1.40%	1.36%	1.35%	1.36%
Ratio of net investment income/(loss) to average net assets	0.14%	0.40%	0.04%	(0.06)%	0.52%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.43%	1.42%	1.36%	1.35%	1.36%
Ratio of net investment income/(loss) to average net assets	0.11%	0.38%	0.04%	(0.06)%	0.52%
Portfolio turnover rate	28.21%	35.56%	24.70%	42.72%	51.12%
CLASS I (1)
Net asset value, beginning of period	$32.68	$33.97	$36.61	$35.94	$27.28

Income from investment operations:
Net investment income (2)	0.13	0.20	0.11	0.07	0.24
Net realized and unrealized gain/(loss) on investments	4.04	2.97	(2.58)	0.79	8.58

Total from investment operations	4.17	3.17	(2.47)	0.86	8.82

Less distributions:
Net investment income	(0.22)	(0.07)	(0.09)	(0.19)	(0.16)
Net realized gains	(1.69)	(4.39)	(0.08)	—	—

Net asset value, end of period	$34.94	$32.68	$33.97	$36.61	$35.94

Total return (3)	12.95%	10.39%	(6.80)%	2.36%	32.49%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$328,415	$425,935	$615,835	$971,154	$939,482
Ratio of expenses to average net assets (4)	1.15%	1.15%	1.11%	1.10%	1.11%
Ratio of net investment income to average net assets	0.39%	0.65%	0.29%	0.19%	0.77%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.18%	1.17%	1.11%	1.10%	1.11%
Ratio of net investment income to average net assets	0.36%	0.63%	0.29%	0.19%	0.77%
Portfolio turnover rate	28.21%	35.56%	24.70%	42.72%	51.12%

(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(4)	The ratio of expenses to average net assets includes interest expense and deferred compensation expense which was 0.01%, 0.01%, 0.00%, 0.01%, and 0.00%, respectively. (see Note 3 of the Notes to the Financial Statements).

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2017	2016	2015	2014	2013
CLASS A (1)
Net asset value, beginning of period	$16.63	$15.21	$16.79	$16.73	$14.21

Income from investment operations:
Net investment income (2)	0.25	0.28	0.24	0.17	0.23
Net realized and unrealized gain/(loss) on investments	2.94	2.11	(0.65)	0.68	2.96

Total from investment operations	3.19	2.39	(0.41)	0.85	3.19

Less distributions:
Net investment income	(0.24)	(0.33)	(0.26)	(0.22)	(0.28)
Net realized gains	(0.31)	(0.64)	(0.91)	(0.57)	(0.39)

Net asset value, end of period	$19.27	$16.63	$15.21	$16.79	$16.73

Total return (3)	19.30%	16.40%	(2.93)%	4.90%	23.20%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$22,460	$24,620	$39,190	$59,360	$83,061
Ratio of expenses to average net assets (4)	1.29%	1.30%	1.31%	1.39%	1.39%
Ratio of net investment income to average net assets	1.39%	1.81%	1.41%	0.96%	1.48%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.49%	1.49%	1.46%	1.43%	1.48%
Ratio of net investment income to average net assets	1.19%	1.62%	1.26%	0.92%	1.39%
Portfolio turnover rate	22.22%	26.58%	26.59%	38.81%	27.19%
CLASS I (1)
Net asset value, beginning of period	$16.65	$15.23	$16.81	$16.75	$14.22

Income from investment operations:
Net investment income (2)	0.30	0.32	0.28	0.21	0.27
Net realized and unrealized gain/(loss) on investments	2.95	2.11	(0.65)	0.69	2.97

Total from investment operations	3.25	2.43	(0.37)	0.90	3.24

Less distributions:
Net investment income	(0.29)	(0.37)	(0.30)	(0.27)	(0.32)
Net realized gains	(0.31)	(0.64)	(0.91)	(0.57)	(0.39)

Net asset value, end of period	$19.30	$16.65	$15.23	$16.81	$16.75

Total return (3)	19.64%	16.68%	(2.68)%	5.17%	23.53%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$75,701	$75,811	$86,798	$92,769	$69,324
Ratio of expenses to average net assets (4)	1.04%	1.05%	1.06%	1.14%	1.14%
Ratio of net investment income to average net assets	1.64%	2.06%	1.66%	1.21%	1.73%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.24%	1.24%	1.21%	1.18%	1.23%
Ratio of net investment income to average net assets	1.44%	1.87%	1.51%	1.17%	1.64%
Portfolio turnover rate	22.22%	26.58%	26.59%	38.81%	27.19%

(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income per share has been calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(4)	The ratio of expenses to average net assets includes interest expense and deferred compensation expense which was 0.00%, 0.01%, 0.00%, 0.00%, and 0.00%, respectively. (see Note 3 of the Notes to the Financial Statements).

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2017	2016	2015	2014	2013
CLASS A (1)
Net asset value, beginning of period	$13.48	$12.57	$15.22	$16.21	$12.12

Income from investment operations:
Net investment income (2)	0.07	0.02	0.01	0.04	0.08
Net realized and unrealized gain/(loss) on investments	2.52	1.35	(1.05)	0.97	4.18

Total from investment operations	2.59	1.37	(1.04)	1.01	4.26

Less distributions:
Net investment income	(0.02)	(0.02)	(0.03)	(0.02)	(0.03)
Net realized gains	(1.13)	(0.44)	(1.58)	(1.98)	(0.14)

Net asset value, end of period	$14.92	$13.48	$12.57	$15.22	$16.21

Total return (3)	20.15%	11.28%	(7.42)%	5.88%	35.49%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$43,501	$45,570	$86,689	$110,862	$106,054
Ratio of expenses to average net assets (4)	1.39%	1.40%	1.39%	1.39%	1.39%
Ratio of net investment income to average net assets	0.47%	0.19%	0.04%	0.23%	0.58%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.47%	1.47%	1.43%	1.42%	1.43%
Ratio of net investment income to average net assets	0.39%	0.12%	0.00%	0.20%	0.54%
Portfolio turnover rate	19.79%	36.78%	20.43%	43.10%	68.27%
CLASS I (1)
Net asset value, beginning of period	$13.72	$12.80	$15.46	$16.43	$12.25

Income from investment operations:
Net investment income (2)	0.10	0.06	0.04	0.08	0.12
Net realized and unrealized gain/(loss) on investments	2.56	1.37	(1.06)	0.98	4.24

Total from investment operations	2.66	1.43	(1.02)	1.06	4.36

Less distributions:
Net investment income	(0.05)	(0.07)	(0.06)	(0.05)	(0.04)
Net realized gains	(1.13)	(0.44)	(1.58)	(1.98)	(0.14)

Net asset value, end of period	$15.20	$13.72	$12.80	$15.46	$16.43

Total return (3)	20.38%	11.59%	(7.18)%	6.11%	35.93%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$91,586	$104,638	$142,888	$186,039	$144,647
Ratio of expenses to average net assets (4)	1.14%	1.15%	1.14%	1.14%	1.14%
Ratio of net investment income to average net assets	0.72%	0.44%	0.29%	0.48%	0.83%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.22%	1.22%	1.18%	1.17%	1.18%
Ratio of net investment income to average net assets	0.64%	0.37%	0.25%	0.45%	0.79%
Portfolio turnover rate	19.79%	36.78%	20.43%	43.10%	68.27%

(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income per share has been calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(4)	The ratio of expenses to average net assets includes interest expense and deferred compensation expense which was 0.00%, 0.01%, 0.00%, 0.00%, and 0.00%, respectively. (see Note 3 of the Notes to the Financial Statements).

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Dividend Value Fund

FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2017	2016	2015	2014	2013
CLASS A (1)
Net asset value, beginning of period	$18.88	$17.03	$17.59	$15.55	$12.60

Income from investment operations:
Net investment income (2)	0.15	0.19	0.13	0.17	0.19
Net realized and unrealized gain/(loss) on investments	2.97	2.57	(0.17)	2.21	2.98

Total from investment operations	3.12	2.76	(0.04)	2.38	3.17

Less distributions:
Net investment income	(0.15)	(0.16)	(0.14)	(0.19)	(0.22)
Net realized gains	—	(0.71)	(0.38)	(0.15)	—
Return of capital	—	(0.04)	—	—	—

Net asset value, end of period	$21.85	$18.88	$17.03	$17.59	$15.55

Total return (3)	16.57%	16.90%	(0.33)%	15.37%	25.41%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$19,273	$20,661	$11,105	$11,243	$9,327
Ratio of expenses to average net assets (4)	1.29%	1.29%	1.30%	1.39%	1.39%
Ratio of net investment income to average net assets	0.76%	1.10%	0.70%	0.99%	1.31%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.49%	1.52%	1.61%	1.59%	1.87%
Ratio of net investment income to average net assets	0.56%	0.87%	0.39%	0.79%	0.83%
Portfolio turnover rate	42.77%	49.27%	20.33%	13.32%	36.12%
CLASS I (1)
Net asset value, beginning of period	$18.87	$17.03	$17.59	$15.55	$12.60

Income from investment operations:
Net investment income(2)	0.21	0.24	0.18	0.21	0.23
Net realized and unrealized gain/(loss) on investments	2.96	2.56	(0.17)	2.21	2.98

Total from investment operations	3.17	2.80	0.01	2.42	3.21

Less distributions:
Net investment income	(0.20)	(0.21)	(0.19)	(0.23)	(0.26)
Net realized gains	—	(0.71)	(0.38)	(0.15)	—
Return of capital	—	(0.04)	—	—	—

Net asset value, end of period	$21.84	$18.87	$17.03	$17.59	$15.55

Total return (3)	16.86%	17.18%	(0.08)%	15.65%	25.71%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$98,361	$69,290	$23,977	$19,511	$15,838
Ratio of expenses to average net assets (4)	1.04%	1.04%	1.05%	1.14%	1.14%
Ratio of net investment income to average net assets	1.01%	1.35%	0.95%	1.24%	1.56%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.24%	1.27%	1.36%	1.34%	1.62%
Ratio of net investment income to average net assets	0.81%	1.12%	0.64%	1.04%	1.08%
Portfolio turnover rate	42.77%	49.27%	20.33%	13.32%	36.12%

(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income per share has been calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(4)	The ratio of expenses to average net assets includes interest and deferred compensation expense which was 0.00%, 0.00%, 0.00%, 0.00%, and 0.00%, respectively. (see Note 3 of the Notes to the Financial Statements).

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund

FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2017	2016	2015	2014	2013
CLASS A (1)
Net asset value, beginning of period	$15.75	$16.43	$18.27	$16.40	$12.77

Income from investment operations:
Net investment income (2)	0.01	0.02	0.11	0.02	0.05
Net realized and unrealized gain/(loss) on investments	1.86	1.76	(1.93)	1.87	3.62

Total from investment operations	1.87	1.78	(1.82)	1.89	3.67

Less distributions:
Net investment income	(0.07)	(0.08)	(0.02)	(0.02)	(0.04)
Net realized gains	(0.70)	(2.38)	—	—	—

Net asset value, end of period	$16.85	$15.75	$16.43	$18.27	$16.40

Total return (3)	12.08%	12.21%	(9.96)%	11.52%	28.79%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$15,846	$18,501	$52,171	$68,091	$65,187
Ratio of expenses to average net assets (4)	1.40%	1.41%	1.39%	1.39%	1.39%
Ratio of net investment income to average net assets	0.08%	0.15%	0.60%	0.10%	0.34%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.52%	1.52%	1.46%	1.43%	1.46%
Ratio of net investment income/(loss) to average net assets	(0.04)%	0.04%	0.53%	0.06%	0.27%
Portfolio turnover rate	84.20%	75.28%	55.91%	35.16%	46.16%
CLASS I (1)
Net asset value, beginning of period	$15.88	$16.60	$18.45	$16.55	$12.89

Income from investment operations:
Net investment income (2)	0.05	0.06	0.16	0.07	0.09
Net realized and unrealized gain/(loss) on investments	1.88	1.77	(1.94)	1.88	3.65

Total from investment operations	1.93	1.83	(1.78)	1.95	3.74

Less distributions:
Net investment income	(0.11)	(0.17)	(0.07)	(0.05)	(0.08)
Net realized gains	(0.70)	(2.38)	—	—	—

Net asset value, end of period	$17.00	$15.88	$16.60	$18.45	$16.55

Total return (3)	12.40%	12.45%	(9.70)%	11.78%	29.13%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$42,280	$44,647	$46,708	$58,867	$46,754
Ratio of expenses to average net assets (4)	1.15%	1.16%	1.14%	1.14%	1.14%
Ratio of net investment income to average net assets	0.33%	0.41%	0.85%	0.35%	0.59%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.27%	1.27%	1.21%	1.18%	1.21%
Ratio of net investment income to average net assets	0.21%	0.30%	0.78%	0.31%	0.52%
Portfolio turnover rate	84.20%	75.28%	55.91%	35.16%	46.16%

(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income per share has been calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(4)	The ratio of expenses to average net assets includes interest expense and deferred compensation expense which was 0.01%, 0.02%, 0.00%, 0.00%, and 0.00%, respectively. (see Note 3 of the Notes to the Financial Statements).

The accompanying notes are an integral part of these financial statements.

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KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2017

1.	ORGANIZATION

KEELEY Funds, Inc. (the “Corporation”) was organized on April 7, 2005 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-ended investment company. As of September 30, 2017 the Corporation consists of five series, KEELEY Small Cap Value Fund (“KSCVF”), KEELEY Small Cap Dividend Value Fund (“KSDVF”), KEELEY Small-Mid Cap Value Fund (“KSMVF”), KEELEY Mid Cap Dividend Value Fund (“KMDVF”), and KEELEY All Cap Value Fund (“KACVF”) (each, a “Fund,” and collectively, the “Funds”), each with two classes of shares: Class A and Class I. As noted in the Funds’ prospectus, Class I is an institutional class and does not charge a sales load or a 12b-1 fee to its shareholders. The KEELEY Small Cap Value Fund, Inc., predecessor to KSCVF, commenced operations on October 1, 1993. As part of a plan of reorganization, on December 31, 2007, KEELEY Small Cap Value Fund, Inc. merged into KSCVF, a newly-created series within the Corporation. KSDVF, KSMVF, KMDVF and KACVF commenced operations on December 1, 2009, August 15, 2007, October 3, 2011 and June 14, 2006 respectively. One series of the Corporation, KEELEY Mid Cap Value Fund merged into KMDVF on January 27, 2016.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The presentation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

a)    Investment Valuation – Securities which are traded on a recognized stock exchange are valued at the last sale price each day on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets (1) are valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or (2) lacking an NOCP, the last current reported sale price as of the time of valuation on NASDAQ, or (3) lacking any current reported sales price as of the time of valuation on NASDAQ, at the mean between the most recent bid and asked quotations. Securities issued by a foreign issuer that are not traded on a securities exchange in the United States or in the over-the-counter market and quoted on

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2017

the NASDAQ National Market System are valued at the last quoted sale price as of the close of the regular trading hours of the principal exchange or the over-the-counter market on which the security is traded on the day valuation is made. Foreign securities that were not traded on the valuation date are valued at the last reported bid price. Debt securities and other fixed income securities (other than short-term obligations) held by the Funds are valued by an independent pricing service that uses various valuation methodologies such as matrix pricing and other analytical pricing models, as well as market transactions and dealer quotations. Short-term securities with remaining maturities of 61 days or more are valued at current market quotations as provided by an independent pricing service on the day of valuation. Securities maturing in 60 days or less and securities that are not eligible for vendor pricing (including repurchase agreements and demand notes) are valued at “amortized cost” on the day of valuation, which approximates fair value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share.

Securities for which quotations are not readily available are valued by the Funds’ investment adviser, Keeley-Teton Advisors, LLC (the “Adviser”), at their respective fair values as determined in good faith pursuant to procedures adopted by the Corporation’s Board of Directors. For each investment that is fair valued, the Adviser takes into consideration, to the extent applicable, various factors, including, but not limited to, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors. Securities fair valued by the Adviser are indicated in the Schedules of Investments and are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the observability of the inputs. KSCVF fair valued Media General, Inc. using methods approved by the Corporation’s Board of Directors as of September 30, 2017. No other securities were fair valued by the Funds as of September 30, 2017.

The Funds have performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the following three broad categories:

•     Level 1 – Quoted unadjusted prices for identical instruments in active markets to which the Funds have access at the date of measurement.

•     Level 2 – Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2017

are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•     Level 3 – Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Funds’ own assumptions that market participants would use to price the asset or liability based on the best available information.

Keeley Small Cap Value Fund	Level 1	Level 2	Level 3		Total

Common Stocks*	$813,729,054	$—	$25,553	**	$813,754,607
Short Term Investments	18,626,888	—	—		18,626,888

Total Investments in Securities	$832,355,942	$—	$25,553		$832,381,495

Keeley Small Cap Dividend Value Fund	Level 1	Level 2	Level 3		Total
Common Stocks*	$93,955,583	$—	$—		$93,955,583
Short Term Investments	3,262,528	—	—		3,262,528

Total Investments in Securities	$97,218,111	$—	$—		$97,218,111

Keeley Small-Mid Cap Value Fund	Level 1	Level 2	Level 3		Total
Common Stocks*	$130,303,714	$—	$—		$130,303,714
Short Term Investments	4,884,468	—	—		4,884,468

Total Investments in Securities	$135,188,182	$—	$—		$135,188,182

Keeley Mid Cap Dividend Value Fund	Level 1	Level 2	Level 3		Total
Common Stocks*	$114,331,849	$—	$—		$114,331,849
Short-Term Investments	2,476,658	—	—		2,476,658

Total Investments in Securities	$116,808,507	$—	$—		$116,808,507

Keeley All Cap Value Fund	Level 1	Level 2	Level 3		Total
Common Stocks*	$57,252,777	$—	$—		$57,252,777
Short-Term Investments	930,651	—	—		930,651

Total Investments in Securities	$58,183,428	$—	$—		$58,183,428

*	See the Schedule of Investments for the investments detailed by industry classification.
**	Media General, Inc. – Included in KSCVF’s Media industry classification in Schedule of Investments.

Transfers between levels are identified at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 at the end of the period September 30, 2017 for the Funds.

At the start and close of the reporting period, Level 3 investments in securities represented 0.00% of KSCVF’s net assets and were not considered a significant portion of the fund’s portfolio.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2017

b)    Federal Income and Excise Taxes – It is the Funds’ policy to meet the requirements of Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions taken or expected to be taken on the tax return for the fiscal year ended September 30, 2017, or for any other tax years which are open for exam. As of September 30, 2017, open tax years include the tax years ended 2014 through 2017. The Funds also are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. During the period, the Funds did not incur any tax interest or penalties. As of September 30, 2017, no examinations were in progress.

c)    Distributions to Shareholders – Dividends from net investment income, if any, will be declared and paid annually for KSCVF, KSMVF and KACVF. Dividends from net investment income, if any, will be declared and paid quarterly for KSDVF and KMDVF. Distributions of net realized gains, if any, will be declared and paid at least annually for all Funds. Distributions to shareholders are recorded on the ex-dividend date. For 2017, KSCVF, KSDVF, KSMVF and KACVF utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. A Fund may make reclassifications periodically among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from U.S. GAAP. These reclassifications between capital accounts were made for only those differences that are permanent in nature such as net operating losses, non-deductible costs, equalization and dividend reclasses as follows:

Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid in Capital
KSCVF	$(52,544)	$(19,145,475)	$19,198,019
KSDVF	(60,150)	(827,572)	887,722
KSMVF	(13,717)	(1,334,846)	1,348,563
KMDVF	(1,280)	70,610	(69,330)
KACVF	—	(443,985)	443,985

d)    Other – Investment transactions are recorded on trade date for financial reporting purposes. The Funds determine the gain or loss realized from investment transactions by comparing the identified original cost of the security lot sold with the net sale proceeds. Dividend income less foreign tax withheld, if

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2017

any, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts using the effective interest method. Non-cash dividends, if any, are recorded at the fair value of the securities received.

Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Expenses common to all portfolios are allocated among the Funds based upon their relative net assets values or other appropriate allocation methods.

e)    Guarantees and Indemnifications – In the normal course of business, the Corporation may enter into a contract with service providers that contains general indemnification clauses. The Corporation’s maximum exposure under these arrangements is unknown as this would involve future claims against the Corporation that have not yet occurred. Based on experience, the Corporation expects the risk of loss to be remote.

f)    Securities Lending – During the period ended September 30, 2017, the Funds were able to lend their portfolio securities to banks, brokers and dealers. This activity was subject to an agreement where U.S. Bank, N.A. acted as the Funds’ agent. When loaning securities, the Fund retained the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security.

Pursuant to this agreement, income earned from the securities lending program was paid to the Fund, net of any fees paid to U.S. Bank N.A. and is recognized as “Securities Lending Income, net” on the Statement of Operations.

The Funds terminated the agreement with U.S. Bank, N.A. effective May 26, 2017 and as a result did not have any securities on loan as of September 30, 2017. KSDVF, KSMVF, KMDVF and KACVF did not have any securities on loan during the period ended September 30, 2017.

3.	INVESTMENT ADVISORY AGREEMENT

From October 1, 2016 to February 28, 2017, the Corporation, on behalf of each Fund, was a party to an investment advisory agreement (the “Prior Agreement”) with Keeley Asset Management Corp. (the “Prior Adviser”), with whom certain non-compensated officers and directors of the Corporation were affiliated, to furnish investment advisory services to the Funds. Under the terms of the Prior Agreement, KSCVF paid the Prior Adviser a monthly fee at the annual rate of 1.00% of the Fund’s first $1 billion of average daily net assets,

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2017

0.90% for net assets greater than $1 billion but less than $4 billion, 0.80% for net assets greater than $4 billion but less than $6 billion and 0.70% in excess of $6 billion of the Fund’s average daily net assets; and KSDVF, KMDVF, KSMVF and KACVF each paid the Prior Adviser a monthly fee at the annual rate of 1.00% of the Fund’s first $350 million of average daily net assets, 0.90% for net assets greater than $350 million but less than $700 million and 0.80% in excess of $700 million of the Fund’s average daily net assets.

The Prior Adviser had contractually agreed to waive a portion of its fees and/or reimburse expenses with respect to each Fund until January 31, 2018 (the “Prior Expense Cap Agreement”), such that total expenses, exclusive of taxes, interest charges, dividend expenses incurred on securities that the Fund sold short, litigation expenses, other extraordinary expenses, deferred compensation expense, and brokerage commissions and other charges related to the purchase and sale of the Fund’s securities did not exceed the following amounts of average daily net assets of the respective Fund:

Fund	Class A	Class I
KSCVF	1.39%	1.14%
KSDVF	1.29%	1.04%
KSMVF	1.39%	1.14%
KMDVF	1.29%	1.04%
KACVF	1.39%	1.14%

Any reimbursements or fee waivers made by the Prior Adviser to a Fund were subject to repayment by the Fund, to the extent that the Fund was able to make the repayment within its Prior Expense Cap Agreement. Under the Prior Expense Cap Agreement, such recoupments had to be made within three years following the fiscal year in which the Adviser reduced its compensation and/or assumed expenses for the applicable Fund. The Prior Adviser did not recoup any fees previously waived or reimbursed under the Prior Expense Cap Agreement for the period from October 1, 2016 to February 28, 2017 and will not recoup any such fees under the Prior Expense Cap Agreement going forward.

A special meeting of the shareholders of the Funds was held on February 15, 2017 where a new investment advisory agreement (the “Agreement”), with the same terms as the Prior Agreement, was approved by a shareholder vote. Effective March 1, 2017, the Corporation on behalf of each Fund, was a party to the Agreement with the Adviser, with whom certain officers and directors of the Corporation are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Agreement, KSCVF paid the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s first $1 billion of average daily net assets, 0.90% for net assets greater than $1 billion but less than $4 billion, 0.80% for net assets greater than $4 billion but less than $6 billion and 0.70% in excess of $6 billion of the Fund’s average

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2017

daily net assets; and KSDVF, KMDVF, KSMVF and KACVF each paid the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s first $350 million of average daily net assets, 0.90% for net assets greater than $350 million but less than $700 million and 0.80% in excess of $700 million of the Fund’s average daily net assets.

The Adviser contractually agreed to waive a portion of its fees and/or reimburse expenses with respect to each Fund until January 31, 2019 (the “Expense Cap Agreement”), such that total expenses, exclusive of taxes, interest charges, dividend expenses incurred on securities that the Fund sells short, litigation expenses, other extraordinary expenses, deferred compensation expense, and brokerage commissions and other charges relating to the purchase and sale of the Fund’s securities will not exceed the following amounts of average daily net assets of the respective Fund:

Fund	Class A	Class I
KSCVF	1.39%	1.14%
KSDVF	1.29%	1.04%
KSMVF	1.39%	1.14%
KMDVF	1.29%	1.04%
KACVF	1.39%	1.14%

Any reimbursements or fee waivers made by the Adviser to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its Expense Cap Agreement. However, the repayment of previously waived expenses is limited to amounts that do not cause the aggregate operating expenses of the Fund to exceed the current expense cap or the expense cap in place at the time the waiver was generated. The Adviser did not recoup any fees previously waived or reimbursed under the Expense Cap Agreement for the period from March 1, 2017 to September 30, 2017. The table below indicates the amount of fees available for recoupment by the Adviser in future periods:

	Recovery Expiring on:
Fund	9/30/18	9/30/19	9/30/20
KSCVF	N/A	N/A	$130,866
KSDVF	N/A	N/A	115,221
KSMVF	N/A	N/A	50,863
KMDVF	N/A	N/A	118,898
KACVF	N/A	N/A	43,969

4.	DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

From October 1, 2016 to February 28, 2017, the Corporation operated under a previously adopted Distribution Plan (the “Prior Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Funds’ Class A shares. The Prior Plan was designed to reimburse Keeley Investment Corp. (the “Prior Distributor”), with whom certain officers and directors of the Corporation were affiliated, for

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2017

certain promotional and other sales related costs and to permit the Corporation to compensate other dealers of its shares. Each Fund paid the Prior Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Fund shares beneficially owned by the Prior Distributor’s and each dealer’s existing brokerage clients. The Prior Plan could be continued in effect from year to year if such continuance was approved annually by the Board of Directors of the Corporation, including the vote of a majority of the Independent Directors.

A special meeting of the shareholders of the Funds was held on February 15, 2017 where a new Distribution Plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act, was approved by a Class A shareholder vote, and the Corporation began operating under the Plan on March 1, 2017. The Plan is designed to finance or assist in the financing of any activity primarily intended to result in the sale of Class A shares by G.distributors, LLC (the “Distributor”), with whom certain officers and directors of the Corporation are affiliated, and to permit the Corporation to compensate the Distributor and other dealers of its shares. Each Fund paid the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Fund shares beneficially owned by the Distributor’s and each dealer’s existing brokerage clients. The Plan can be continued in effect from year to year if such continuance is approved annually by the Board of Directors of the Corporation, including the vote of a majority of the Independent Directors.

For the period from October 1, 2016 to September 30, 2017, KSCVF – Class A expensed $1,435,609 in distribution fees, of which $12,288 was paid to the Prior Distributor and $11,893 was paid to the Distributor; KSDVF – Class A expensed $60,495 in distribution fees, of which $100 was paid to the Prior Distributor and $106 was paid to the Distributor; KSMVF – Class A expensed $110,995 in distribution fees, of which $827 was paid to the Prior Distributor and $963 was paid to the Distributor; KMDVF – Class A expensed $49,526 in distribution fees, of which $417 was paid to the Prior Distributor and $421 was paid to the Distributor; and KACVF – Class A expensed $44,568 in distribution fees, of which $152 was paid to the Prior Distributor and $167 was paid to the Distributor. The distribution fees paid to the Prior Distributor and the Distributor are unaudited.

The Corporation has adopted a Shareholder Servicing Agreement for all of its Funds and their Classes. From October 1, 2016 to February 28, 2017, the Corporation retained the Prior Distributor to serve as the shareholder servicing agent for the Funds pursuant to the Shareholder Servicing Agreement. Effective March 1, 2017, the Corporation retained the Adviser to serve as the shareholder servicing agent for the Funds pursuant to the Shareholder Servicing Agreement. Under the Shareholder Servicing Agreement, the

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2017

Corporation paid the Prior Distributor and the Adviser a monthly fee calculated at an annual rate of 0.05% of each Fund’s average daily net assets for providing support services to investors who beneficially own shares of a Fund. The Shareholder Servicing Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Directors of the Corporation, including the vote of a majority of the Independent Directors. For the period from October 1, 2016 to February 28, 2017, the Prior Distributor received $213,777, $21,901, $29,953, $20,212, and $13,413 from KSCVF, KSDVF, KSMVF, KMDVF and KACVF, respectively, and for the period from March 1, 2017 to September 30, 2017 the Adviser received $256,766, $29,052, $39,081, $32,930, and $17,233 from KSCVF, KSDVF, KSMVF, KMDVF and KACVF, respectively.

5.	INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended September 30, 2017 were as follows:

	Investment Securities
Fund	Purchases	Sales
KSCVF	$259,034,477	$577,425,757
KSDVF	21,833,984	42,947,309
KSMVF	26,684,721	64,570,407
KMDVF	57,898,802	43,908,307
KACVF	50,314,082	60,838,911

The Funds did not engage in any transactions in U.S. Government Securities during the year ended September 30, 2017.

6.	FEDERAL INCOME TAX INFORMATION

At September 30, 2017, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

	KSCVF	KSDVF	KSMVF	KMDVF	KACVF
Tax Cost of Investments	$610,196,186	$69,749,517	$89,794,149	$102,010,207	$46,846,415
Gross Unrealized Appreciation	$246,906,012	$28,925,692	$49,392,234	$18,479,868	$12,850,249
Gross Unrealized Depreciation	(24,720,703)	(1,457,098)	(3,998,201)	(3,681,568)	(1,513,236)
Net Unrealized Appreciation/ (Depreciation) on Investments	$222,185,309	$27,468,594	$45,394,033	$14,798,300	$11,337,013

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences resulting from wash sale transactions during the year and due to the securities that were originally transferred in-kind for KSDVF.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2017

At September 30, 2017, KSCVF, KSDVF, KSMVF, KMDVF and KACVF had net Post-October realized capital losses of $0, $0, $0, $0, and $0     respectively, and late year ordinary losses of $0, $0, $0, $0, and $76,296 respectively, from transactions between November 1, 2016 and September 30, 2017.

At September 30, 2017, the accumulated capital loss carryforwards for federal income tax purposes were:

Capital losses expiring:
Fund	2018	2019	Indefinite ST	Indefinite LT
KSCVF	—	—	—	—
KSDVF	—	—	—	—
KSMVF	—	—	—	—
KMDVF	—	—	—	—
KACVF	—	—	—	—

To the extent that a Fund may realize future net capital gains, those gains will be offset by any of their unused respective capital loss carryforwards. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred during fiscal years after 2010 are carried forward indefinitely and retain the character of the original loss. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

The tax character of distributions paid during the fiscal years ended September 30, 2017 and 2016 were as follows:

	Ordinary Income		Long-term Capital Gains		Return of Capital
Fund	2017	2016	2017	2016	2017	2016
KSCVF	$5,662,429	$1,204,971	$51,100,164	$186,064,651	$—	—
KSDVF	$1,542,417	$2,143,473	$1,784,087	$5,170,259	$—	—
KSMVF	$632,879	$883,288	$11,102,358	$7,252,099	$—	—
KMDVF	$1,005,758	$862,794	$—	$1,454,214	$—	$154,941
KACVF	$557,051	$907,514	$2,584,796	$13,328,719	$—	—

As of September 30, 2017, the components of accumulated earnings on a tax basis were as follows:

	KSCVF	KSDVF	KSMVF	KMDVF	KACVF
Accumulated Capital and Other Gains/ (Losses)	$(187,697)	$(8,850)	$(17,598)	$(2,665)	$(84,084)
Undistributed Ordinary Income	2,048,893	16,967	3,255,724	15,271	623,911
Undistributed Long-Term Gain	73,407,216	5,277,754	9,212,510	—	1,557,356
Unrealized Appreciation/ (Depreciation) on Investments	$222,185,309	$27,468,594	$45,394,033	$14,798,300	$11,337,013

Total Accumulated Gains/ (Losses)	$297,453,721	$32,754,465	$57,844,669	$14,810,906	$13,434,196

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2017

7.	OFFERING PRICE PER SHARE

The public offering price for Class A shares is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 4.50%. The public offering price for Class I shares is the net asset value.

From October 1, 2016 to February 28, 2017, the Prior Distributor retained the entire sales charge when it made sales directly to the public. Otherwise, when sales were made through dealers, the Prior Distributor received a portion of the related sales charge. For the period from October 1, 2016 to February 28, 2017, the Prior Distributor earned $7,676, $1,034, $12,535, $2,810 and $258 (unaudited) of the sales charges on behalf of KSCVF, KSDVF, KSMVF, KMDVF and KACVF, respectively.

Effective March 1, 2017, the Distributor retains the entire sales charge when it makes sales directly to the public. Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge. For the period from March 1, 2017 to September 30, 2017, the Distributor earned $7,536, $1,445, $1,877, $7,486, and $316 (unaudited) of the sales charges on behalf of KSCVF, KSDVF, KSMVF, KMDVF and KACVF, respectively.

Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

8.	LINE OF CREDIT ARRANGEMENTS

The Corporation is a party to a $150 million unsecured umbrella line of credit agreement with U.S. Bank, N.A., expiring February 25, 2018. The Funds may borrow up to the lesser of (a) $150 million in aggregate or (b) 10% of the net assets of the borrowing Fund. Interest is charged on borrowings at the prevailing Prime Rate. The Funds have borrowed under this agreement from time to time to increase the efficiency of cash flow management. For the period from October 1, 2016 to September 30, 2017, KSCVF, KSDVF, KSMVF, KMDVF and KACVF had average daily borrowings of $35,378, $477, $18,529, $0, and $13,693 respectively, with an average borrowing rate of 3.83%. For the period from October 1, 2016 to September 30, 2017, KSCVF, KSDVF, KSMVF, KMDVF and KACVF had a maximum daily borrowing of $3,143,000, $174,000, $3,435,000, $0, and $1,669,000 respectively. The Funds had no outstanding borrowings at September 30, 2017.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2017

9.	OWNERSHIP BY AFFILIATED PARTIES

As of September 30, 2017, affiliates of the Funds beneficially owned shares of the following Funds as set forth below:

	KSCVF	KSDVF	KSMVF	KMDVF	KACVF
	CLASS I	CLASS I	CLASS I	CLASS I	CLASS I
Shares	616,929	1,874,381	1,466,116	1,772,950	1,766,151

Percent of total outstanding shares	6.56%	47.78%	24.34%	39.37%	71.01%

10.	DEFERRED COMPENSATION PLAN

A deferred compensation plan (the “Plan”) is available to the Independent Directors on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on the theoretical investments of deferred amounts, on the normal payment dates, in all the Funds available from the Corporation as designated by the participating Directors. Changes in the value of participants’ deferral accounts are allocated pro rata among all Funds based on average net assets and are included in Directors’ fees on the Statement of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are included in other accrued expenses on the Statement of Assets and Liabilities.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of KEELEY Funds, Inc. and Shareholders of KEELEY Small Cap Value Fund, KEELEY Small Cap Dividend Value Fund, KEELEY Small-Mid Cap Value Fund, KEELEY Mid Cap Dividend Value Fund and KEELEY All Cap Value Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the KEELEY Small Cap Value Fund, KEELEY Small Cap Dividend Value Fund, KEELEY Small-Mid Cap Value Fund, KEELEY Mid Cap Dividend Value Fund and KEELEY All Cap Value Fund, (constituting KEELEY Funds, Inc., hereinafter collectively referred to as the “Funds”) as of September 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Chicago, IL

November 21, 2017

KEELEY Funds, Inc.

RESULTS OF THE SPECIAL MEETING OF SHAREHOLDERS

February 15, 2017 Meeting

A special meeting of the shareholders of the Funds was held on February 15, 2017. The matters voted on by the shareholders of the Funds and results of the votes at the shareholder meeting were as follows:

Proposal 1:

To approve a new investment advisory agreement between the Corporation, on behalf of each Fund, and the Adviser.

	Fund	Shares Voted	% of Shares Voted	% of Outstanding Shares Voted
For	KSCVF	12,424,760	95.6%	71.8%
Against	KSCVF	226,850	1.8%	1.3%
Abstain	KSCVF	341,040	2.6%	2.0%
For	KSDVF	3,963,131	98.3%	86.0%
Against	KSDVF	29,280	0.7%	0.6%
Abstain	KSDVF	40,064	1.0%	0.9%
For	KSMVF	5,318,083	97.2%	80.5%
Against	KSMVF	73,319	1.3%	1.1%
Abstain	KSMVF	82,469	1.5%	1.3%
For	KMDVF	4,094,905	99.2%	93.3%
Against	KMDVF	17,976	0.4%	0.4%
Abstain	KMDVF	17,399	0.4%	0.4%
For	KACVF	2,924,261	99.1%	94.3%
Against	KACVF	14,761	0.5%	0.5%
Abstain	KACVF	11,482	0.4%	0.4%

Proposal passed

Proposal 2:

To approve a new plan of distribution, pursuant to Rule 12b-1 under the Investment Company Act of 1940, for Class A Shares of each Fund.

	Fund	Shares Voted	% of Shares Voted	% of Outstanding Shares Voted
For	KSCVF	6,916,584	91.5%	67.7%
Against	KSCVF	232,584	3.1%	2.3%
Abstain	KSCVF	411,577	5.4%	4.0%
For	KSDVF	610,850	91.5%	77.8%
Against	KSDVF	28,366	4.2%	3.6%
Abstain	KSDVF	28,589	4.3%	3.6%
For	KSMVF	1,362,839	95.1%	76.7%
Against	KSMVF	32,242	2.2%	1.8%
Abstain	KSMVF	38,903	2.7%	2.2%
For	KMDVF	439,089	93.3%	68.0%
Against	KMDVF	15,111	3.2%	2.3%
Abstain	KMDVF	16,431	3.5%	2.5%

KEELEY Funds, Inc.

RESULTS OF THE SPECIAL MEETING OF SHAREHOLDERS (Continued)

	Fund	Shares Voted	% of Shares Voted	% of Outstanding Shares Voted
For	KACVF	458,967	94.1%	73.5%
Against	KACVF	15,973	3.3%	2.6%
Abstain	KACVF	12,474	2.6%	2.0%

Proposal passed

Proposal 3:

To elect director nominees to the Board of Directors of the Corporation.

	Fund	Shares Voted	% of Shares Voted	% of Outstanding Shares Voted
Laura D. Alter – For	KSCVF	16,335,709	94.4%	94.4%
Laura D. Alter – Abstain	KSCVF	973,448	5.6%	5.6%
Anthony S. Colavita – For	KSCVF	16,326,699	94.3%	94.3%
Anthony S. Colavita – Abstain	KSCVF	982,458	5.7%	5.7%
James P. Conn – For	KSCVF	16,292,473	94.1%	94.1%
James P. Conn – Abstain	KSCVF	1,016,684	5.9%	5.9%
Nicholas F. Gallucio – For	KSCVF	16,328,698	94.3%	94.3%
Nicholas F. Gallucio – Abstain	KSCVF	980,459	5.7%	5.7%
Kevin M. Keeley – For	KSCVF	16,331,861	94.4%	94.3%
Kevin M. Keeley – Abstain	KSCVF	977,297	5.6%	5.7%
Jerome J. Klingenberger – For	KSCVF	16,323,084	94.3%	94.3%
Jerome J. Klingenberger – Abstain	KSCVF	986,073	5.7%	5.7%
Sean Lowry – For	KSCVF	16,318,344	94.3%	94.3%
Sean Lowry – Abstain	KSCVF	990,813	5.7%	5.7%
Michael J. Melarkey – For	KSCVF	16,321,859	94.3%	94.3%
Michael J. Melarkey – Abstain	KSCVF	987,299	5.7%	5.7%
Kuni Nakamura – For	KSCVF	16,334,138	94.4%	94.4%
Kuni Nakamura – Abstain	KSCVF	975,019	5.6%	5.6%
Laura D. Alter – For	KSDVF	4,552,743	98.8%	98.8%
Laura D. Alter – Abstain	KSDVF	55,860	1.2%	1.2%
Anthony S. Colavita – For	KSDVF	4,560,496	99.0%	99.0%
Anthony S. Colavita – Abstain	KSDVF	48,107	1.0%	1.0%
James P. Conn – For	KSDVF	4,533,013	98.4%	98.4%
James P. Conn – Abstain	KSDVF	75,590	1.6%	1.6%
Nicholas F. Gallucio – For	KSDVF	4,559,718	98.9%	98.9%
Nicholas F. Gallucio – Abstain	KSDVF	48,885	1.1%	1.1%
Kevin M. Keeley – For	KSDVF	4,559,559	98.9%	98.9%
Kevin M. Keeley – Abstain	KSDVF	49,044	1.1%	1.1%
Jerome J. Klingenberger – For	KSDVF	4,564,204	99.0%	99.0%
Jerome J. Klingenberger – Abstain	KSDVF	44,399	1.0%	1.0%
Sean Lowry – For	KSDVF	4,560,933	99.0%	99.0%
Sean Lowry – Abstain	KSDVF	47,670	1.0%	1.0%
Michael J. Melarkey – For	KSDVF	4,553,768	98.8%	98.8%
Michael J. Melarkey – Abstain	KSDVF	54,835	1.2%	1.2%

KEELEY Funds, Inc.

RESULTS OF THE SPECIAL MEETING OF SHAREHOLDERS (Continued)

	Fund	Shares Voted	% of Shares Voted	% of Outstanding Shares Voted
Kuni Nakamura – For	KSDVF	4,549,913	98.7%	98.7%
Kuni Nakamura – Abstain	KSDVF	58,690	1.3%	1.3%
Laura D. Alter – For	KSMVF	6,463,532	97.9%	97.9%
Laura D. Alter – Abstain	KSMVF	141,151	2.1%	2.1%
Anthony S. Colavita – For	KSMVF	6,451,824	97.7%	97.7%
Anthony S. Colavita – Abstain	KSMVF	152,859	2.3%	2.3%
James P. Conn – For	KSMVF	6,397,472	96.9%	96.9%
James P. Conn – Abstain	KSMVF	207,211	3.1%	3.1%
Nicholas F. Gallucio – For	KSMVF	6,453,182	97.7%	97.7%
Nicholas F. Gallucio – Abstain	KSMVF	151,501	2.3%	2.3%
Kevin M. Keeley – For	KSMVF	6,450,024	97.7%	97.7%
Kevin M. Keeley – Abstain	KSMVF	154,659	2.3%	2.3%
Jerome J. Klingenberger – For	KSMVF	6,453,182	97.7%	97.7%
Jerome J. Klingenberger – Abstain	KSMVF	151,501	2.3%	2.3%
Sean Lowry – For	KSMVF	6,452,349	97.7%	97.7%
Sean Lowry – Abstain	KSMVF	152,334	2.3%	2.3%
Michael J. Melarkey – For	KSMVF	6,440,954	97.5%	97.5%
Michael J. Melarkey – Abstain	KSMVF	163,729	2.5%	2.5%
Kuni Nakamura – For	KSMVF	6,458,980	97.8%	97.8%
Kuni Nakamura – Abstain	KSMVF	145,703	2.2%	2.2%
Laura D. Alter – For	KMDVF	4,380,598	99.9%	99.9%
Laura D. Alter – Abstain	KMDVF	6,487	0.1%	0.1%
Anthony S. Colavita – For	KMDVF	4,380,598	99.9%	99.9%
Anthony S. Colavita – Abstain	KMDVF	6,487	0.1%	0.1%
James P. Conn – For	KMDVF	4,380,598	99.9%	99.9%
James P. Conn – Abstain	KMDVF	6,487	0.1%	0.1%
Nicholas F. Gallucio – For	KMDVF	4,380,290	99.8%	99.9%
Nicholas F. Gallucio – Abstain	KMDVF	6,795	0.2%	0.1%
Kevin M. Keeley – For	KMDVF	4,381,572	99.9%	99.9%
Kevin M. Keeley – Abstain	KMDVF	5,512	0.1%	0.1%
Jerome J. Klingenberger – For	KMDVF	4,381,880	99.9%	99.9%
Jerome J. Klingenberger – Abstain	KMDVF	5,204	0.1%	0.1%
Sean Lowry – For	KMDVF	4,381,880	99.9%	99.9%
Sean Lowry – Abstain	KMDVF	5,204	0.1%	0.1%
Michael J. Melarkey – For	KMDVF	4,380,290	99.8%	99.9%
Michael J. Melarkey – Abstain	KMDVF	6,795	0.2%	0.1%
Kuni Nakamura – For	KMDVF	4,380,290	99.8%	99.9%
Kuni Nakamura – Abstain	KMDVF	6,795	0.2%	0.1%
Laura D. Alter – For	KACVF	3,067,544	98.9%	98.9%
Laura D. Alter – Abstain	KACVF	34,173	1.1%	1.1%
Anthony S. Colavita – For	KACVF	3,063,234	98.8%	98.8%
Anthony S. Colavita – Abstain	KACVF	38,483	1.2%	1.2%
James P. Conn – For	KACVF	3,064,989	98.8%	98.8%
James P. Conn – Abstain	KACVF	36,728	1.2%	1.2%
Nicholas F. Gallucio – For	KACVF	3,063,234	98.8%	98.8%
Nicholas F. Gallucio – Abstain	KACVF	38,483	1.2%	1.2%
Kevin M. Keeley – For	KACVF	3,065,789	98.8%	98.8%
Kevin M. Keeley – Abstain	KACVF	35,928	1.2%	1.2%

KEELEY Funds, Inc.

RESULTS OF THE SPECIAL MEETING OF SHAREHOLDERS (Continued)

	Fund	Shares Voted	% of Shares Voted	% of Outstanding Shares Voted
Jerome J. Klingenberger – For	KACVF	3,067,544	98.9%	98.9%
Jerome J. Klingenberger – Abstain	KACVF	34,173	1.1%	1.1%
Sean Lowry – For	KACVF	3,067,544	98.9%	98.9%
Sean Lowry – Abstain	KACVF	34,173	1.1%	1.1%
Michael J. Melarkey – For	KACVF	3,064,989	98.8%	98.8%
Michael J. Melarkey – Abstain	KACVF	36,728	1.2%	1.2%
Kuni Nakamura – For	KACVF	3,064,989	98.8%	98.8%
Kuni Nakamura – Abstain	KACVF	36,728	1.2%	1.2%

Proposal passed

KEELEY Funds Directors and Officers

Independent Directors*

Name and Year of Birth	Position(s) Held with each Fund	Term of Office (4) and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Portfolios Overseen Within Fund Complex	Other Directorships Held Outside Fund Complex
Laura D. Alter 1960	Director	Since 2014	Retired since 2010; previously, Managing Director and, Senior Partner of Fixed Income, Harris Investments (1994-2010); Fund Manager for Harris Insight family of funds (1994-2010)	5	None
Anthony S. Colavita (1) 1961	Director	Since 2017	Attorney, Anthony S. Colavita, P.C. (1988-present).	9	None
James P. Conn 1938	Director	Since 2017	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings, Ltd. (1992-1998)	27	None
Jerome J. Klingenberger 1955	Director	Since 1999	Executive Vice President and Chief Financial Officer (since 2006) of Grayhill, Inc. (human interface solutions)	5	None
Sean Lowry 1953	Director	Since 1999	Retired since 2015; formerly, Executive Vice President, Pacor Mortgage Corp. (1992-2015)	5	None
Michael J. Melarkey 1949	Director	Since 2017	Owner in Pioneer Crossing Casino Group; Of Counsel in the law firm of McDonald Carano Wilson LLP; previously partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	14	Southwest Gas Corporation (natural gas utility)
Kuni Nakamura 1968	Director	Since 2017	President (since 1990) of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	24	None

KEELEY Funds Directors and Officers (Continued)

Interested Directors and Officers

Name and Year of Birth	Position(s) Held with each Fund	Term of Office (4) and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Portfolios Overseen Within Fund Complex	Other Directorships Held Outside Fund Complex
Nicholas Galluccio (2) 1950	Co-Chairman and Director	Co-Chairman and Director since 2017	President and Chief Executive Officer of Teton Advisors, Inc. (since 2008); Group Managing Director U.S. Equities (2004-2008), Managing Director U.S. Equities (1994-2004), Senior Vice President (1990-1994) and Vice President (1982-1990) of Trust Company of the West (TCW).	5	Board of Regents of the University of Hartford; Executive Advisory Board of the Columbia Business School Program for Financial Studies
Kevin M. Keeley (3) 1967	Co-Chairman, Director and President	Co-Chairman and Director since 2017; President since 2015	Executive Chairman of Keeley-Teton Advisors, LLC (since 2017); President (2015-2017) and Executive Vice President (2010-2015) of Joley Corp.; President (2015-2017) and Executive Vice President (2010-2015) of Keeley Holdings, Inc.; President of Keeley Asset Management Corp. (2015-2017); Senior Vice President of Keeley Asset Management Corp. and Keeley Investment Corp. (2010-2015).	5	Director, Keeley Family Foundation

KEELEY Funds Directors and Officers (Continued)

Officers

Name and Year of Birth	Position(s) Held with each Fund	Term of Office (4) and Length of Time Served	Principal Occupation(s) During the Past Five Years
Kevin Chin 1965	Vice President	Since 2015	Chief Investment Officer and Portfolio Manager of Keeley-Teton Advisors, LLC (since 2017); Chief Investment Officer of Keeley Asset Management Corp. (2015-2017); Senior Vice President, Portfolio Manager of Keeley Asset Management Corp. (2013-2017); previously, Senior Vice President, Portfolio Manager of Cramer Rosenthal McGlynn (1989-2012).
Robert Kurinsky 1972	Treasurer, Secretary and Chief Legal Officer	Treasurer since 2007; Secretary since 2006; Chief Legal Officer since 2008	President and Chief Operating Officer of Keeley-Teton Advisors, LLC (since 2017); Treasurer and Secretary of Joley Corp.; Treasurer and Secretary of Keeley Holdings, Inc.; Secretary, Treasurer, Chief Financial Officer and General Counsel of Keeley Asset Management Corp.; Secretary, Treasurer, Chief Financial Officer and General Counsel of Keeley Investment Corp.
Deanna Marotz 1965	Chief Compliance Officer	Since 2015	Chief Compliance Officer of Keeley-Teton Advisors, LLC and Teton Advisors, Inc. (since 2017); Chief Compliance Officer of Keeley Asset Management Corp. (2015-2017); Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2008-2015).
David M. Goldman 1973	Assistant Secretary	Since 2017	Secretary of Keeley-Teton Advisors, LLC (since 2017); Vice President, Corporate Development and General Counsel of Gabelli Funds, LLC (since 2011); Chief Compliance Officer and General Counsel of Teton Advisors, Inc. (2011-2017).
*	The business address of the Directors and officers listed above is the address of the Company: 111 West Jackson Boulevard, Suite 810, Chicago, Illinois 60604.
(1)	Mr. Colavita’s father, Anthony J. Colavita, serves as a director of several funds which are part of the Fund Complex.
(2)	Nicholas Galluccio is considered an interested person of the Company because of his position as President and Chief Executive Officer of Teton.
(3)	Kevin M, Keeley is considered an interested person of the Company because of his position as Executive Chairman of Keeley-Teton.
(4)	Each Director serves an indefinite term until the election of a successor. Each officer serves an indefinite term, renewed annually, until the election of a successor.

PRIVACY STATEMENT

Protecting your personal information is an important priority for us. The Funds’ privacy policy is designed to support this objective. We collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or on other forms; correspondence or conversations, such as your name, address, social security number, assets, income and date of birth.

•	Information about your transactions with us, our affiliates or others, such as your account numbers and balances, transaction history, parties to transactions, cost basis information and other financial information.

The Funds restrict access to your nonpublic information by maintaining physical, electronic and procedural safeguards.

The Funds do not disclose any nonpublic information about their current or former consumers or customers to nonaffiliated third parties, except as permitted by law.

G. distributors, LLC is the Distributor and Keeley-Teton Advisors, LLC is the Investment Adviser for the Keeley Funds. We may share your nonpublic information with affiliates who require such information to provide products or services to you. You may request that we not share your nonpublic information with our affiliates for use by them in marketing products or services to you by calling us toll-free at 1-888-933-5391. We will honor your choice until you tell us otherwise. If you have a joint account, your instruction will be applied to all account holders on that account.

Proxy Voting Policies and Procedure

You may obtain a description of KEELEY Funds’ proxy voting policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities, without charge, upon request by calling 1-888-933-5391. This information also is included in KEELEY Funds’ statement of additional information (“SAI”), which is available on the Funds’ website at www.keeleyfunds.com and the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each KEELEY Fund voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2017 is available on the Funds’ website at www.keeleyfunds.com and the Securities and Exchange Commission’s website at www.sec.gov.

Information About Portfolio Securities

The Corporation filed a complete schedule of portfolio holdings with the Securities and Exchange Commission for the quarters ending December 31, 2016 and June 30, 2017 (the first and third quarters of the Funds’ fiscal year) on Form N-Q. The Corporation's Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You also may review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 800.SEC.0330.

Household Delivery of Shareholder Documents

To reduce expenses, the Funds may mail only one copy of the Funds’ prospectus, SAI and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 888.933.5391 or contact your financial institution. You will begin receiving individual copies thirty days after receiving your request.

Electronic Delivery of Shareholder Documents

You may choose to receive the KEELEY Funds’ prospectus and annual and semi-annual reports electronically. To sign up for electronic delivery, visit www.icsdelivery.com and select the first letter of your brokerage firm’s name. Then, select your brokerage institution from the list that follows, fill out the appropriate information and provide an e-mail address where you would like your information sent. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

Tax Notice

The percentages of dividend income distributed for the year ended September 30, 2017, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, are 100%, 100%, 82%, 100% and 88% for KSCVF, KSDVF, KSMVF, KMDVF and KACVF, respectively. Of the dividends, 100%, 100%, 81%, 100% and 66% paid by KSCVF, KSDVF, KSMVF, KMDVF and KACVF, respectively, qualify for the corporate dividends received deduction.

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Investment Adviser

KEELEY-TETON ADVISORS, LLC

Chicago, Illinois

Distributor

G. DISTRIBUTORS, LLC

Rye, New York

800-422-2274

Custodian

U.S. BANK, N.A.

Milwaukee, Wisconsin

888-933-5391

Transfer Agent and Dividend Disbursing Agent

U.S. BANCORP FUND SERVICES, LLC

Milwaukee, Wisconsin

888-933-5391

Independent Registered Public Accounting Firm

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois

Counsel

Paul Hastings LLP

New York, New York

Performance information quoted represents past performance and does not guarantee future results. The investment return and principal value of shares will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than its original cost. This material may only be used when preceded or accompanied by each Fund’s prospectus.

111 West Jackson Boulevard•Suite 810•Chicago•Illinois•60604

(312) 786-5050•(800) 533-5344•FAX (312) 786-5003

www.keeleyfunds.com

Keeley Funds, Inc.: SEC file number 811-21761

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Jerome Klingenberger, a director and chairman of the registrant’s Audit Committee and Kuni Nakamura, a director of the registrant’s Audit Committee, have all the attributes of an “audit committee financial expert,” as such term is defined in paragraph (b) to Item 3 of Form N-CSR. Mr. Klingenberger and Mr. Nakamura are “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4. Principal Accountant Fees and Services.

The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2017	FYE 9/30/2016
Audit Fees	$141,000	$150,250
Audit-Related Fees	None	None
Tax Fees	$29,000	$34,800
All Other Fees	None	None

(a) “Audit Fees” refer to fees for performing an audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

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(b) “Audit-Related Fees” refer to fees for the assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements. No audit-related fees were billed during the last two fiscal years.

(c) “Tax Fees” refer to fees for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Such services include: (i) reviewing and signing the U.S. Income Tax Return for Regulated Investment Companies, for each of the Funds; and (ii) calculating estimated required distributions for federal excise tax purposes for each of the Funds.

(d) “All Other Fees” refer to products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c). No other fees were billed during the last two fiscal years.

(e)(1) The registrant’s Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) All fees billed by PricewaterhouseCoopers LLP applicable to non-audit services for the fiscal years ended 2017 and 2016 were pre-approved by the registrant’s Audit Committee.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time, permanent employees of the principal accountant.

(g) The following table details the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and to the registrant’s investment adviser (and any entity controlling, controlled by, or under common control with the investment adviser, but not including any sub-adviser) for the last two fiscal years.

Non-Audit Related Fees	FYE 9/30/2017	FYE 9/30/2016
Registrant	None	None
Registrant’s Investment Adviser	None	None

(h) The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (but not including any sub-adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

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Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing date of this Form N-CSR, that the disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the registrant in this Form N-CSR is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in this Form N-CSR is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

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Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Keeley Funds, Inc.

By (Signature and Title)*             /s/ Kevin Keeley

                                                       Kevin Keeley, Principal Executive Officer

Date 11/28/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*             /s/ Kevin Keeley

                                                       Kevin Keeley, Principal Executive Officer

Date 11/28/2017

By (Signature and Title)*             /s/ Robert Kurinsky

                                                       Robert Kurinsky, Principal Executive Officer

Date 11/28/2017

* Print the name and title of each signing officer under his or her signature.

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